SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[X]      Preliminary Proxy Statement
[   ]    Confidential, for Use of the Commission Only (as permitted by
Rule 14a-6(e)(2))
[   ]    Definitive Proxy Statement
[   ]    Definitive Additional Materials
[   ]    Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                           Federated Insurance Series
                (Name of Registrant as Specified In Its Charter)
                               Federated Investors
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1. Title of each class of securities to which transaction applies:

         2. Aggregate number of securities to which transaction applies:

         3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         4. Proposed maximum aggregate value of transaction:

         5. Total fee paid:

[   ]    Fee paid previously with preliminary proxy materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:
                  ------------------------------------------------------------

         2)       Form, Schedule or Registration Statement No.:
                  ------------------------------------------------------------

         3)       Filing Party:
                  ------------------------------------------------------------

         4)       Date Filed:
                  ------------------------------------------------------------

                           FEDERATED INSURANCE SERIES
                       Federated American Leaders Fund II
                         Federated Equity Income Fund II
                Federated Fund for U.S. Government Securities II
                       Federated Growth Strategies Fund II
                       Federated High Income Bond Fund II
                     Federated International Equity Fund II
                          Federated Prime Money Fund II
                         Federated Quality Bond Fund II
                     Federated Small Cap Strategies Fund II
                       Federated Strategic Income Fund II
                            Federated Utility Fund II

Proxy Statement - Please Vote!

TIME IS OF THE ESSENCE ... VOTING ONLY TAKES A FEW MINUTES AND YOUR PARTICIPATION IS IMPORTANT! ACT NOW TO HELP THE TRUST AVOID ADDITIONAL EXPENSE.

Federated Insurance Series (the "Trust") will hold a special meeting of shareholders of Federated American Leaders Fund II, Federated Equity Income Fund II, Federated Fund for U.S. Government Securities II, Federated Growth Strategies Fund II, Federated High Income Bond Fund II, Federated International Equity Fund II, Federated Prime Money Fund II, Federated Quality Bond Fund II, Federated Small Cap Strategies Fund II, Federated Strategic Income Fund II and Federated Utility Fund II (collectively, the "Funds") on November 15, 1999. It is important for you to vote on the issues described in this Proxy Statement. We recommend that you read the Proxy Statement in its entirety; the explanations will help you to decide on the issues.

Following is an introduction to the proposals and the process.

Why am I being asked to vote?
Mutual funds are required to obtain shareholders' votes for certain types of changes, like those included in this Proxy Statement. You have a right to vote on these changes.

What issues am I being asked to vote on?
The proposals include the election of Trustees and changes to the Funds' fundamental investment policies.

Why are individuals recommended for election to the Board of Trustees?
The Trust is devoted to serving the needs of its shareholders, and the Board is responsible for managing the Trust's business affairs to meet those needs. The Board represents the shareholders and can exercise all of the Trust's powers, except those reserved only for shareholders.

Trustees are selected on the basis of their education and professional experience. Candidates are chosen based on their distinct interest in, and capacity for understanding the complexities of, the operation of a mutual fund. These individuals bring considerable experience to the impartial oversight of a fund's operation.

The Proxy Statement includes a brief description of each nominee's history and current position with the Trust, if applicable.

Why are the Funds' "fundamental policies" being changed or eliminated?
Every mutual fund has certain investment policies that can be changed only with the approval of its shareholders. These are referred to as "fundamental" investment policies.

In some cases, these policies were adopted to reflect regulatory, business, or industry conditions that no longer exist or no longer are necessary. In other cases, advances in the securities markets and the economy have created different procedures and techniques that affect the Funds' operations.

By reducing the number of "fundamental policies," the Funds may be able to minimize the costs and delays associated with frequent shareholder meetings. Also, the investment adviser's ability to manage the Funds' assets may be enhanced and investment opportunities increased.

The proposed amendments will:

o reclassify as operating policies those fundamental policies that are not required to be fundamental by the Investment Company Act of 1940, as amended ("1940 Act");

o         that are required to be "fundamental" by the 1940 Act; and

     o eliminate fundamental policies that are no longer required by the securities laws of individual states.

Federated is a conservative money manager. Our highly trained professionals are dedicated to making investment decisions in the best interest of the Trust and its shareholders. The Board believes that the proposed changes will be applied responsibly by the Funds' investment adviser.

Why are some "fundamental policies" being reclassified as "operating policies?" As noted above, some "fundamental policies" have been redefined as "operating policies." Operating policies do not require shareholder approval to be changed. This gives the Board additional flexibility to determine whether to participate in new investment opportunities and to meet industry changes promptly.

How do I vote my shares?
You may vote in person at the special meeting of shareholders or complete and return the enclosed Proxy Card. If you sign and return the Proxy Card without indicating a preference, your vote will be cast "for" all the proposals.

You may also vote by telephone at 1-800-690-6903, or through the Internet at www.proxyvote.com. If you choose to help save the Trust time and postage costs by voting through the Internet or by telephone, please don't return your Proxy Card. If you do not respond at all, we may contact you by telephone to request that you cast your vote.

Who do I call if I have questions about the Proxy Statement?
Call your Investment Professional or a Federated Client Service Representative.
  Federated's toll-free number is
1-800-341-7400.

                    After careful consideration, the Board of Trustees has unanimously approved these proposals. The Board recommends that you read the enclosed materials carefully and vote for all proposals.

2




                                                                     PRELIMINARY


                           FEDERATED INSURANCE SERIES

                       Federated American Leaders Fund II
                         Federated Equity Income Fund II
                Federated Fund for U.S. Government Securities II
                       Federated Growth Strategies Fund II
                       Federated High Income Bond Fund II
                     Federated International Equity Fund II
                          Federated Prime Money Fund II
                         Federated Quality Bond Fund II
                     Federated Small Cap Strategies Fund II
                       Federated Strategic Income Fund II
                            Federated Utility Fund II


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD November 15, 1999


                  A special meeting of the shareholders of Federated Insurance Series (the "Trust"), which presently consists of eleven portfolios or series, Federated American Leaders Fund II (the "Leaders Fund"), Federated Equity Income Fund II (the "Equity Fund"), Federated Fund for U.S. Government Securities II (the "U.S. Government Fund"), Federated Growth Strategies Fund II (the "Growth Fund"), Federated High Income Bond Fund II (the "Income Fund"), Federated International Equity Fund II (the "International Fund"), Federated Prime Money Fund II (the "Prime Fund"), Federated Quality Bond Fund II (the "Bond Fund"), Federated Small Cap Strategies Fund II (the "Small Cap Fund"), Federated Strategic Income Fund II (the "Strategic Income Fund") and Federated Utility Fund II (the "Utility Fund") (individually a "Fund," and collectively the "Funds") will be held at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, at 2:00 p.m. (Eastern time), on November 15, 1999 to consider proposals:

                     (1)   To elect six Trustees.

                     (2) To make changes to the Funds' fundamental investment policies:

                           (a) To amend the Funds' fundamental investment policies regarding diversification;

                           (b) To amend the Funds' fundamental investment policies regarding borrowing money and issuing senior securities;

                           (c) To amend the Funds' fundamental investment policies regarding investments in real estate;

                           (d) To amend the Funds' fundamental investment policies regarding investments in commodities;

                           (e) To amend the Funds' fundamental investment policies regarding underwriting securities;

                           (f) To amend the Funds' fundamental investment policies regarding lending by the Funds;

                           (g) To amend the Funds' fundamental investment policies regarding concentration of the Funds' investments in the securities of companies in the same industry;

                           (h) To amend, and to make non-fundamental, the Funds' fundamental investment policies regarding buying securities on margin; and

                           (i) To amend, and to make non-fundamental, the Funds' fundamental investment policies regarding pledging assets.

                     (3) To eliminate the Funds' fundamental investment policies regarding selling securities short.

                           To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Trustees has fixed September 16, 1999 as the record date for determination of shareholders entitled to vote at the meeting.



                                              By Order of the Board of Trustees,



                                                               John W. McGonigle
                                                                       Secretary


October 1, 1999


YOU CAN HELP THE TRUST AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY SIGNING AND RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

3




                                TABLE OF CONTENTS

About the Proxy Solicitation and the Meeting....................................

Election of Six Trustees........................................................

About the Election of Trustees..................................................

Trustees Standing for Election..................................................

Nominees Not Presently Serving as Trustees......................................

Approval of Changes to the Funds' Fundamental Investment
     Policies...................................................................

Approval of the Elimination of the Fundamental Investment
     Policies of the Funds Regarding Selling Securities Short...................

Information About the Trust.....................................................

Proxies, Quorum and Voting at the Meeting.......................................

Share Ownership of the Trustees.................................................

Trustee Compensation............................................................

Officers and Incumbent Trustees of the Trust....................................

Other Matters and Discretion of Attorneys Named in the Proxy....................

11



                                        4
                                   PRELIMINARY

                                 PROXY STATEMENT


                           FEDERATED INSURANCE SERIES

                       Federated American Leaders Fund II
                         Federated Equity Income Fund II
                Federated Fund for U.S. Government Securities II
                       Federated Growth Strategies Fund II
                       Federated High Income Bond Fund II
                     Federated International Equity Fund II
                          Federated Prime Money Fund II
                         Federated Quality Bond Fund II
                     Federated Small Cap Strategies Fund II
                       Federated Strategic Income Fund II
                            Federated Utility Fund II

                            Federated Investors Funds
                              5800 Corporate Drive
                            Pittsburgh, PA 15237-7000


About the Proxy Solicitation and the Meeting

         The enclosed proxy is solicited on behalf of the Board of Trustees of the Trust (the "Board" or "Trustees"), which presently consists of eleven portfolios or series, Federated American Leaders Fund II (the "Leaders Fund"), Federated Equity Income Fund II (the "Equity Fund"), Federated Fund for U.S. Government Securities II (the "U.S. Government Fund"), Federated Growth Strategies Fund II (the "Growth Fund"), Federated High Income Bond Fund II (the "Income Fund"), Federated International Equity Fund II (the "International Fund"), Federated Prime Money Fund II (the "Prime Fund"), Federated Quality Bond Fund II (the "Bond Fund"), Federated Small Cap Strategies Fund II (the "Small Cap Fund"), Federated Strategic Income Fund II (the "Strategic Income Fund") and Federated Utility Fund II (the "Utility Fund") (individually a "Fund," and collectively the "Funds"). The proxies will be voted at the special meeting of shareholders of the Trust to be held on November 15, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, at 2:00 p.m. (such special meeting and any adjournment or postponement thereof are referred to as the "Meeting").

         The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by the Trust. In addition to solicitations through the mails, proxies may be solicited by officers, employees, and agents of the Trust or, if necessary, a communications firm retained for this purpose. Such solicitations may be by telephone, telegraph, through the Internet or otherwise. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder's instructions, and confirming to the shareholder after the fact. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instruction as shareholders submitting proxies in written form. The Trust may reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.

         The Board has reviewed the proposed changes recommended in the investment policies of the Funds and approved them, subject to shareholder approval. The purposes of the Meeting are set forth in the accompanying Notice. The Trustees know of no business other than that mentioned in the Notice that will be presented for consideration at the Meeting. Should other business properly be brought before the Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This Proxy Statement and the enclosed proxy card are expected to be mailed on or about October 1, 1999, to shareholders of record at the close of business on September 16, 1999 (the "Record Date").

         On the Record Date, the Funds had outstanding shares of beneficial interest as follows:

         Leaders Fund:                  _______________ shares
         Equity Fund:                   _______________ shares
         U.S. Government Fund:          _______________ shares
         Growth Fund:                   _______________ shares
         Income Fund:                   _______________ shares
         International Fund:            _______________ shares
         Prime Fund:                    _______________ shares
         Bond Fund:                     _______________ shares
         Small Cap Fund:                _______________ shares
         Strategic Income Fund:         _______________ shares
         Utility Fund:                  _______________ shares

         The Funds' annual reports, which include audited financial statements for the fiscal year ended December 31, 1998, for each Fund except the Bond Fund, the Small Cap Fund and the Strategic Income Fund (collectively, the "New Funds"), were previously mailed to shareholders. The Funds' semi-annual reports, which contain unaudited financial statements for the period ended June 30, 1999, for each Fund except the New Funds, were also previously mailed to shareholders. The Trust will promptly provide, without charge and upon request, to each person to whom this Proxy Statement is delivered, a copy of a Fund's annual report and/or semi-annual report. Requests for an annual report or semi-annual report for a Fund may be made by writing to the Trust's principal executive offices or by calling the Trust. The Trust's principal executive offices are located at Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000. The Trust's toll-free telephone number is 1-800-341-7400.


                      PROPOSAL #1: ELECTION OF SIX TRUSTEES

     The persons named as proxies intend to vote in favor of the election of Thomas G. Bigley, Nicholas P. Constantakis, John F. Cunningham, Charles F. Mansfield, Jr., John E. Murray, Jr. and John S. Walsh (collectively, the "Nominees") as Trustees of the Trust. Messrs. Bigley, Constantakis, Murray and Walsh are presently serving as Trustees. If elected by shareholders, Messrs. Cunningham and Mansfield are expected to assume their responsibilities as Trustees effective January 1, 2000. Please see "About the Election of Trustees" below for current information about the Nominees, and "Officers and Incumbent Trustees of the Trust" in this Proxy Statement for current information about the incumbent Trustees who have previously been elected by shareholders. Except as otherwise provided in this Proxy Statement, it is currently anticipated that each of the incumbent Trustees will continue to serve as a Trustee following the Meeting.

     Messrs. Bigley and Murray were appointed Trustees on November 15, 1994 and February 14, 1995, respectively, to fill vacancies created by the decision to expand the size of the Board. Messrs. Constantakis and Walsh were appointed Trustees on February 23, 1998 and January 1, 1999, respectively, also to fill vacancies resulting from the decision to expand the size of the Board. Messrs. Cunningham and Mansfield are being proposed for election as Trustees to fill vacancies anticipated to result from the resignation of two current Trustees, Edward L. Flaherty and Wesley W. Posvar.

         All Nominees have consented to serve if elected. If elected, the Trustees will hold office without limit in time until death, resignation, retirement, or removal or until the next meeting of shareholders to elect Trustees and the election and qualification of their successors. Election of a Trustee is by a plurality vote, which means that the six individuals receiving the greatest number of votes at the Meeting will be deemed to be elected.

         If any Nominee for election as a Trustee named above shall by reason of death or for any other reason become unavailable as a candidate at the Meeting, votes pursuant to the enclosed proxy will be cast for a substitute candidate by the proxies named on the proxy card, or their substitutes, present and acting at the Meeting. Any such substitute candidate for election as a Trustee who is an "interested person" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Trust shall be nominated by the Executive Committee. The selection of any substitute candidate for election as a Trustee who is not an "interested person" shall be made by a majority of the Trustees who are not "interested persons" of the Trust. The Board has no reason to believe that any Nominee will become unavailable for election as a Trustee.

                      THE BOARD OF TRUSTEES RECOMMENDS THAT
             SHAREHOLDERS VOTE TO ELECT AS TRUSTEES THE NOMINEES FOR
                 ELECTION TO THE BOARD OF TRUSTEES OF THE TRUST


About the Election of Trustees

         The Declaration of Trust provides that Trustees will continue in office until their respective successors are elected, and therefore, when elected, Trustees will hold office during the lifetime of the Trust, except that: (a) any Trustee may resign; (b) any Trustee may be removed by written instrument signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become mentally or physically incapacitated may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any special meeting of the shareholders by a vote of two-thirds of the outstanding shares of the Trust. In case a vacancy shall exist for any reason, the remaining Trustees will fill such vacancy by appointment of another Trustee. The Trustees will not fill any vacancy by appointment if, immediately after filling such vacancy, less than two-thirds of the Trustees then holding office would have been elected by the shareholders. If, at any time, less than a majority of the Trustees holding office have been elected by the shareholders, the Trustees then in office will call a shareholders' meeting for the purpose of electing Trustees to fill vacancies. Otherwise, there will normally be no meeting of shareholders called for the purpose of electing Trustees.

         Set forth below is a listing of: (i) the Trustees standing for election, and (ii) the Nominees standing for election who are not presently serving as a Trustees, along with their addresses, birthdates, present positions with the Trust, if applicable, and principal occupations during the past five years:

Trustees Standing for Election

Thomas G. Bigley
15 Old Timber Trail
Pittsburgh, PA

Birthdate: February 3, 1934

Trustee

Director or Trustee of the Federated Fund Complex; Director and Member of Executive Committee, Children's Hospital of Pittsburgh; formerly, Senior Partner, Ernst & Young LLP; Director, MED 3000 Group, Inc.; Director and Member of Executive Committee, University of Pittsburgh.

Nicholas P. Constantakis
175 Woodshire Drive
Pittsburgh, PA

Birthdate:  September 3, 1939

Trustee

Director or Trustee of the Federated Fund Complex; formerly, Partner, Andersen Worldwide SC.

John E. Murray, Jr., J.D., S.J.D.
President, Duquesne University
Pittsburgh, PA

Birthdate:  December 20, 1932

Trustee

     Director  or  Trustee  of  the  Federated  Fund  Complex;   President,  Law
Professor, Duquesne University; Consulting Partner: Mollica & Murray.


John S. Walsh
2007 Sherwood Drive
Valparaiso, IN

Birthdate:  November 28, 1957

Trustee

Director or Trustee of some of the Funds in the Federated Fund Complex; President and Director, Heat Wagon, Inc.; President and Director, Manufacturers Products, Inc.; President, Portable Heater Parts, a division of Manufacturers Products, Inc.; Director, Walsh & Kelly, Inc.; formerly, Vice President, Walsh & Kelly, Inc.


Nominees Not Presently Serving as Trustees

John F. Cunningham
353 El Brillo Way
Palm Beach, FL

Birthdate:  March 5, 1943

Director or Trustee of some of the Funds in the Federated Fund Complex; Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (specialized financial consulting organization); Trustee Associate, Boston College; Director, EMC Corporation; formerly, Director, Redgate Communications.

Charles F. Mansfield, Jr.
80 South Road
Westhampton Beach, NY

Birthdate:  April 10, 1945

Director or Trustee of some of the Funds in the Federated Fund Complex; management consultant.

                        APPROVAL OF CHANGES TO THE FUNDS'
                         FUNDAMENTAL INVESTMENT POLICIES

Introduction to Proposals #2(a) to #2(i) and #3.

         The 1940 Act (which was adopted to protect mutual fund shareholders) requires investment companies such as the Funds to adopt certain specific investment policies or restrictions that can be changed only by shareholder vote. An investment company may also elect to designate other policies or restrictions that may be changed only by shareholder vote. Both types of policies and restrictions are often referred to as "fundamental policies." These policies and restrictions limit the investment activities of the Funds' investment adviser.

         After the Trust was formed in 1993, legal and regulatory requirements applicable to mutual funds changed. For example, certain restrictions imposed by state laws and regulations were preempted by the National Securities Markets Improvement Act of 1996 ("NSMIA") and no longer apply. As a result, the Funds are subject to fundamental policies that are no longer required to be fundamental, and to other policies that are no longer required at all. Accordingly, the Trustees have authorized the submission to the Funds' shareholders for their approval, and recommend that shareholders approve, the amendment, reclassification and/or elimination of certain of the Funds' fundamental policies.

         The proposed amendments would:

     (i) simplify, modernize and standardize the fundamental policies that are required to be stated under the 1940 Act;

         (ii) reclassify as operating policies those fundamental policies that are not required to be fundamental under the 1940 Act; and

         (iii) eliminate those fundamental policies that are no longer required by the securities laws of the various states.

         By reducing the number of policies that can be changed only by shareholder vote, the Trustees believe that the Funds would be able to minimize the costs and delays associated with holding future shareholder meetings to revise fundamental policies that become outdated or inappropriate. The Trustees also believe that the investment adviser's ability to manage the Funds' assets in a changing investment environment will be enhanced and that investment management opportunities will be increased by these changes. The chart that follows briefly describes the differences between fundamental policies and non-fundamental policies.




                                    Fundamental Policies                        Non-Fundamental Policies
                                    --------------------------------------      ---------------------------------------

Who must approve changes in the     Board of Trustees and shareholders          Board of Trustees
policies?

How quickly can a change in the     Fairly slowly, since a vote of              Fairly quickly, because the change
policies be made?                   shareholders is required                    can be accomplished by action of the
                                                                                Board of Trustees

What is the relative cost to        Costly to change because a                  Less costly to change because a
change a policy?                    shareholder vote requires holding a         change can be accomplished by action
                                    meeting of shareholders                     of the Board of Trustees

         The recommended changes are specified below. Each Proposal will be voted on separately by shareholders of each Fund (unless otherwise noted), and the approval of each Proposal by each Fund will require the approval of a majority of the outstanding voting shares of the Fund as defined in the 1940 Act. (See "Proxies, Quorum and Voting at the Meeting" below.)

Description of Proposed Changes

         The proposed standardized fundamental investment policies cover those areas for which the 1940 Act requires the Funds to have a fundamental restriction. They satisfy current regulatory requirements and are written to provide flexibility to respond to future legal, regulatory, market or technical changes. The proposed standardized changes will not affect the Funds' investment objectives. Although the proposed changes in fundamental policies will allow the Funds greater flexibility to respond to future investment opportunities, the Board of Trustees of the Trust does not anticipate that the changes, individually or in the aggregate, will result at this time in a material change in the level of investment risk associated with investments in the Funds. Nor does the Board of Trustees anticipate that the proposed changes in fundamental investment policies will, individually or in the aggregate, change materially the manner in which the Funds are managed.

         The following is the text and a summary description of the proposed changes to the Funds' fundamental policies and restrictions. Any non-fundamental policy may be modified or eliminated by the Trustees at any future date without any further approval of shareholders. Shareholders should note that certain of the fundamental policies that are treated separately below currently are combined within a single existing fundamental policy.

         Presently, if a Fund adheres to a fundamental or non-fundamental percentage restriction at the time of an investment or transaction, a later increase or decrease in the percentage resulting from a change in the value of the Fund's portfolio securities or the amount of its total assets does not create a violation of the policy. This policy will continue to apply for any of the proposed changes that are approved.

     PROPOSAL #2: APPROVAL OF AMENDMENTS TO THE FUNDS' FUNDAMENTAL INVESTMENT POLICIES

           PROPOSAL #2(a): TO AMEND THE FUNDS' FUNDAMENTAL INVESTMENT
                       POLICIES REGARDING DIVERSIFICATION

         Under the 1940 Act, the Funds' policies relating to the diversification of their investments must be fundamental. The 1940 Act prohibits a "diversified" mutual fund from purchasing securities of any one issuer if, at the time of purchase, more than 5% of the fund's total assets would be invested in securities of that issuer or the fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the fund's total assets may be invested without regard to this limitation. The 5% limitation does not apply to securities issued by or guaranteed by the U.S. government, its agencies or instrumentalities or to securities issued by other open-end investment companies.

         The Funds' present policies regarding diversification state:

         Leaders Fund, U.S. Government Fund, Income Fund and Utility Fund:
         "With respect to 75% of its total assets, the Fund will not purchase the securities of any one issuer (other than cash, cash items, or securities issued and/or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements collateralized by such securities) if, as a result, more than 5% of its total assets would be invested in the securities of that issuer. Also, the Fund will not purchase more than 10% of any class of the outstanding voting securities of any one issuer. For these purposes, the Fund considers common stock and all preferred stock of an issuer each as a single class, regardless of priorities, series, designations, or other differences."

         Equity Fund:
         "The Fund will not invest more than 5% of the value of its total assets in securities of any one issuer (except cash and cash items, repurchase agreements, and U.S. government obligations), or acquire more than 10% of any class of voting securities of any issuer. For these purposes, the Fund takes all common stock and all preferred stock of an issuer each as a single class, regardless of priorities, series, designations, or other differences."

         Growth Fund:
         "With respect to 75% of its total assets, the Fund will not purchase the securities of any one issuer if, as a result, more than 5% of its total assets would be invested in the securities of that issuer. In addition, the Fund will not purchase more than 10% of any class of the outstanding voting securities of any one issuer. For these purposes, the Fund considers common stock and all preferred stock of an issuer each as a single class, regardless of priorities, series, designations, or other differences."

         International Fund:
         "With respect to 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than securities issued or guaranteed by the government of the United States or its agencies or instrumentalities) if as a result more than 5% of the value of its total assets would be invested in the securities of that issuer, or if it would own more than 10% of the outstanding voting securities of any one issuer."

         Prime Fund:
         "With respect to 75% of its total assets, the Fund will not purchase the securities of any one issuer (other than cash, cash items, or securities issued and/or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements collateralized by such securities), if as a result, more than 5% of its total assets would be invested in the securities of that issuer."

         Bond Fund:
         "With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase the securities of any one issuer (other than cash, cash items, or securities issued and/or guaranteed by the government of the United States or its agencies or instrumentalities, and repurchase agreements collateralized by such securities) if, as a result, more than 5% of its total assets would be invested in the securities of that issuer. Also, the Fund will not purchase more than 10% of any class of the outstanding voting securities of any one issuer."

         Small Cap Fund:
         "With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities issued by any one issuer (other than cash, cash items, or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such securities) if as a result more than 5% of the value of its total assets would be invested in the securities of that issuer. Also, the Fund will not acquire more than 10% of the outstanding voting securities of any one issuer. For these purposes, the Fund takes all common stock and all preferred stock of an issuer each as a single class, regardless of priorities, series, designations, or other differences."

         Strategic Income Fund:
         "With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash, cash items, or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by U.S. government securities) if as a result more than 5% of the value of its total assets would be invested in the securities of that issuer or the Fund would own more than 10% of the outstanding voting securities of that issuer."

         In order to afford the Funds' investment adviser maximum flexibility in managing the Funds' assets, the Trustees propose to amend the Funds' diversification policies to be consistent with the definition of a diversified investment company under the 1940 Act. The amended policy complies with the U.S. Securities and Exchange Commission's (the "SEC" or "Commission") general definition of diversification. The new policy would specifically add securities of other investment companies to the list of issuers which are excluded from the 5% limitation to the investment policies for each of the Funds.

         Upon approval of the Funds' shareholders, the fundamental investment policy governing diversification for each Fund will be amended as follows:

         "With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer."

         The Prime Fund is governed by Rule 2a-7 of the 1940 Act. This rule imposes stricter diversification requirements on money market funds. It generally requires that the Prime Fund invest not more than 5% of its total assets in securities of any one issuer.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

     PROPOSAL #2(b): TO AMEND THE FUNDS' FUNDAMENTAL INVESTMENT POLICIES REGARDING BORROWING MONEY AND ISSUING SENIOR SECURITIES

         The 1940 Act requires the Funds to have a fundamental investment policy defining their ability to borrow money or issue senior securities. In general, limitations on borrowing are designed to protect shareholders and their investments by restricting a fund's ability to subject its assets to any claims of creditors or senior security holders who would be entitled to dividends or rights on liquidation of the fund prior to the rights of shareholders.

         Shareholders of the Funds are being asked to approve new standardized fundamental policies for borrowing and the issuance of senior securities designed to reflect all current regulatory requirements. The Funds' current policies state:

         Leaders Fund, U.S. Government Fund, Growth Fund, Income Fund, Prime Fund and Utility Fund: "The Fund will not issue senior securities except that the Fund may borrow money directly or through reverse repurchase agreements as a temporary, extraordinary, or emergency measure to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous, and then only in amounts not in excess of one-third of the value of its total assets; provided that, while borrowings and reverse repurchase agreements outstanding exceed 5% of the Fund's total assets, any such borrowings will be repaid before additional investments are made. The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage purposes."

         Equity Fund:
         "The Fund will not issue senior securities except that the Fund may borrow money and engage in reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amounts borrowed. The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Fund will not purchase any securities while any borrowings are outstanding."

         International Fund:
         "The Fund will not issue senior securities except in connection with borrowing money directly or through reverse repurchase agreements or as required by forward commitments to purchase securities or currencies. The Fund will not borrow money except as a temporary measure for extraordinary or emergency purposes and then only in amounts up to one-third of the value of its total assets, including the amount borrowed. This borrowing provision is not for investment leverage but solely to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities would be inconvenient or disadvantageous. The Fund will not purchase securities while outstanding borrowings exceed 5% of the value of its total assets."

         Bond Fund and Small Cap Fund:
         "The Fund will not issue senior securities except that the Fund may borrow money and engage in reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amounts borrowed. The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Fund will not purchase any securities while borrowings in excess of 5% of the value of the Fund's total assets are outstanding."

         Strategic Income Fund:
         "The Fund will not issue senior securities except that the Fund may borrow money and engage in reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amounts borrowed. The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Fund will not purchase any securities while borrowings in excess of 5% of the value of the Fund's total assets are outstanding. During the period any reverse repurchase agreements are outstanding, but only to the extent necessary to assure completion of the reverse repurchase agreements, the Fund will restrict the purchase of portfolio instruments to money market instruments maturing on or before the expiration date of the reverse repurchase agreements."

Senior Securities-Generally. A "senior security" is an obligation of an investment company with respect to its earnings or assets that takes precedence over the claims of the fund's shareholders with respect to the same earnings or assets. The 1940 Act generally prohibits a fund from issuing senior securities, in order to limit the use of leverage. In general, an investment company uses leverage when it borrows money to enter into securities transactions, or acquires an asset without being required to make payment until a later time.

         The Commission staff interpretations allow a fund to engage in a number of types of transactions which might otherwise be considered to create "senior securities" or "leverage," so long as the fund meets certain collateral requirements designed to protect shareholders. For example, some transactions that may create senior security concerns include short sales, certain options and futures transactions, reverse repurchase agreements and securities transactions that obligate the fund to pay money at a future date (such as when-issued, forward commitment or delayed delivery transactions). When engaging in such transactions, the fund must set aside money or securities to meet the SEC staff's collateralization requirements. This procedure effectively eliminates the fund's ability to engage in leverage for these types of transactions.

Borrowing-Generally. Under the 1940 Act, an investment company is permitted to borrow up to 5% of its total assets for temporary purposes. A fund may borrow only from banks. If borrowings exceed 5%, the fund must have assets totaling at least 300% of the borrowing when the amount of the borrowing is added to the fund's other assets. The effect of this provision is to allow the fund to borrow from banks in amounts up to one-third (33 1/3%) of its total assets (including the amount borrowed). Investment companies typically borrow money to meet redemptions in order to avoid a forced, unplanned sale of portfolio securities. This technique allows the fund greater flexibility to buy and sell portfolio securities for investment or tax considerations, rather than for cash flow considerations. The costs of borrowing, however, can also reduce the fund's total return.

         The borrowing restrictions of the Funds permit borrowing only as a temporary measure for extraordinary or emergency purposes, and restrict additional investments by the Funds while borrowings are outstanding. The proposed investment policy would provide greater flexibility to the Funds, and would permit the Funds to borrow money, directly or indirectly (such as through reverse repurchase agreements), and issue senior securities within the limits established under the 1940 Act or under any rule or regulation of the Commission, or any SEC staff interpretation thereof. As a matter of operating policy, the Funds do not intend to engage in leveraging. Upon shareholder approval, the fundamental investment policy governing borrowing money and issuing senior securities by each Fund will state:

         "The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act."

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

     PROPOSAL #2(c): TO AMEND THE FUNDS' FUNDAMENTAL INVESTMENT POLICIES REGARDING INVESTMENTS IN REAL ESTATE

         Under the 1940 Act, the Funds' policies concerning investments in real estate must be fundamental. The Funds currently have fundamental investment policies prohibiting the purchase or sale of real estate. The current policies, however, allow the Funds to invest in securities that are secured by real estate, and state:

         All Funds except Equity Fund, International Fund, Small Cap Fund and Strategic Income Fund: "The Fund will not purchase or sell real estate, including limited partnership interests in real estate, although it may invest in securities of companies whose business involves the purchase or sale of real estate or in securities secured by real estate or interests in real estate."

         Equity Fund:
         "The Fund will not purchase or sell real estate, although it may invest in securities of issuers whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate."

         International Fund:
         "The Fund will not invest in real estate, although it may invest in securities secured by real estate or interests in real estate or issued by companies, including real estate investment trusts, which invest in real estate or interests therein."

         Small Cap Fund and Strategic Income Fund:
         "The Fund will not buy or sell real estate, including limited partnership interests, although it may invest in the securities of companies whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate."

         The proposed fundamental investment policy will not permit the Funds to purchase real estate directly, but will permit the purchase of securities whose payments of interest or principal are secured by mortgages or other rights to real estate in the event of default. The investment policy will also enable the Funds to invest in companies within the real estate industry, provided such investments are consistent with the Funds' investment objectives and policies. Upon shareholder approval, the fundamental investment policy governing investments in real estate by each Fund will state:

         "The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner."

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

     PROPOSAL #2(d): TO AMEND THE FUNDS' FUNDAMENTAL INVESTMENT POLICIES REGARDING INVESTMENTS IN COMMODITIES

         Under the 1940 Act, the Funds' policies concerning investments in commodities must be fundamental. The Funds are currently subject to fundamental restrictions prohibiting the purchase or sale of commodities which provide:

         Leaders Fund, U.S. Government Fund, Income Fund and Prime Fund:
         "The Fund will not purchase or sell commodities, commodity contracts, or commodity futures contracts."

         Equity Fund:
         "The Fund will not purchase or sell commodities, except that the Fund may purchase and sell financial futures contracts and related options."

         Growth Fund:
         "The Fund will not purchase or sell commodities, commodity contracts, or commodity futures contracts, except that the Fund may purchase and sell futures contracts and options on futures contracts provided that the sum of its initial margin deposits for futures contracts plus premiums paid by it for open options on futures contracts may not exceed 5% of the fair market value of the Fund's total assets, after taking into account the unrealized profits and losses on those contracts."

         International Fund:
         "The Fund will not purchase or sell commodities, commodity contracts, or commodity futures contracts except that the Fund may purchase and sell financial futures contracts, provided that the sum of its initial margin deposits for financial futures contracts held by the Fund, plus premiums paid by it for open options on financial futures contracts, may not exceed 5% of the fair market value of the Fund's total assets, after taking into account the unrealized profits and losses on those contracts. Further, the Fund may engage in foreign currency transactions and purchase or sell forward contracts with respect to foreign currencies and related options."

         Bond Fund:
         "The Fund will not purchase or sell commodities, commodity contracts, or commodity futures contracts except to the extent that the Fund may engage in transactions involving futures contracts and related options."

         Small Cap Fund:
         "The Fund will not purchase or sell commodities, commodity contracts, or commodity futures contracts. However, the Fund may purchase put options on stock index futures, put options on financial futures, stock index futures contracts, and put options on portfolio securities, and may write covered call options."

         Strategic Income Fund:
         "The Fund will not purchase or sell commodities, except that the Fund may purchase and sell financial futures contracts and related options. Further, the Fund may engage in transactions in foreign currencies and may purchase and sell options on foreign currencies and indices for hedging purposes."

         Utility Fund:
         "The Fund will not purchase or sell commodities, commodity contracts, or commodity futures contracts except that the Fund may purchase and sell futures and stock index futures contracts and related options."

         Historically, the most common types of commodities have been physical commodities such as wheat, cotton, rice and corn. However, under federal law, futures contracts are considered to be commodities and, therefore, financial futures contracts, such as futures contracts related to currencies, stock indices or interest rates are considered to be commodities. Financial futures contracts enable an investment company to buy (or sell) the right to receive the cash difference between the contract price for an underlying asset or index and the future market price, if the market price is higher. If the future price is lower, the investment company is obligated to pay (or, if the investment company sold the contract, the investment company receives) the amount of the decrease. Investment companies often desire to invest in financial futures contracts and options related to such contracts for hedging or other investment reasons.

         The proposed policy would provide appropriate flexibility for the Funds to invest in financial futures contracts and related options. As proposed, the policy is broad enough to permit investment in financial futures instruments for either investment or hedging purposes, which is broader than the Funds' current policies. Using financial futures instruments can involve substantial risks, and would be utilized only if the Funds' investment adviser determined that such investments are advisable and such practices were disclosed in the Funds' prospectuses or statement of additional information. As a matter of non-fundamental operating policy, for purposes of the proposed policy, investments in transactions involving futures contracts and options, forward currency contracts, swap transactions and other financial contracts that settle by payment of cash are not deemed to be investments in commodities.

         Upon shareholder approval, the fundamental investment policy for each Fund governing investments in commodities will state:

         "The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities."

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

           PROPOSAL #2(e): TO AMEND THE FUNDS' FUNDAMENTAL INVESTMENT
                   POLICIES REGARDING UNDERWRITING SECURITIES

         Under the 1940 Act, the Funds' policies relating to underwriting are required to be fundamental. Each Fund currently is subject to a fundamental investment policy prohibiting it from acting as an underwriter of the securities of other issuers, and states:

     Leaders Fund, U.S. Government Fund, Growth Fund, Income Fund, Prime Fund and Utility Fund: "The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objectives, policies, and limitations."

         Equity Fund, Bond Fund and Strategic Income Fund:
         "The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of restricted securities which the Fund may purchase pursuant to its investment objectives, policies, and limitations."

         International Fund:
         "The Fund will not underwrite or participate in the marketing of securities of other issuers, except as it may be deemed to be an underwriter under federal securities law in connection with the disposition of its portfolio securities."

         Small Cap Fund:
         "The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations."

         A person or company generally is considered an underwriter under the federal securities laws if it participates in the public distribution of securities of other issuers, usually by purchasing the securities from the issuer and re-selling the securities to the public. From time to time, a mutual fund may purchase a security for investment purposes which it later sells or redistributes to institutional investors or others under circumstances where the fund could possibly be considered to be an underwriter under the technical definition of underwriter contained in the securities laws.

         Upon shareholder approval, the fundamental investment policy concerning underwriting for each Fund will state:

         "The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933."

         This does not constitute a substantive change in the Funds' policies. Rather, it reflects a restatement to standardized language now to be used by the Federated Funds, and is submitted to shareholders to comply with the 1940 Act's requirements.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

       PROPOSAL #2(f): TO AMEND THE FUNDS' FUNDAMENTAL INVESTMENT POLICIES
                         REGARDING LENDING BY THE FUNDS

         Under the 1940 Act, the Funds' policies concerning lending must be fundamental. The Funds currently are subject to fundamental investment restrictions limiting their ability to make loans which state:

         Leaders Fund, U.S. Government Fund, Growth Fund and Income Fund:
         "The Fund will not lend any of its assets, except portfolio securities up to one-third of its total assets. This shall not prevent the Fund from purchasing or holding corporate or U.S. government bonds, debentures, notes, certificates of indebtedness or other debt securities of an issuer, entering into repurchase agreements, or engaging in other transactions where permitted by the Fund's investment objectives and policies or the Trust's Declaration of Trust."

         Equity Fund:
         "The Fund will not lend any of its assets except portfolio securities up to one-third of the value of its total assets. This shall not prevent the purchase or holding of corporate bonds, debentures, notes, certificates of indebtedness or other debt securities of an issuer, repurchase agreements, or other transactions which are permitted by the Fund's investment objectives, policies and limitations or the Trust's Declaration of Trust."

         International Fund:
         "The Fund will not lend any assets except portfolio securities. This shall not prevent the purchase or holding of bonds, debentures, notes, certificates of indebtedness, or other debt securities of an issuer, repurchase agreements or other transactions which are permitted by the Fund's investment objective and policies or its Declaration of Trust."

         Prime Fund:
         "The Fund will not lend any of its assets, except portfolio securities up to one-third of its total assets. This shall not prevent the Fund from purchasing or holding money market instruments, corporate or U.S. government bonds, debentures, notes, certificates of indebtedness or other debt securities of an issuer, entering into repurchase agreements, or engaging in other transactions where permitted by the Fund's investment objective and policies or the Trust's Declaration of Trust."

         Bond Fund and Strategic Income Fund:
         "The Fund will not lend any of its assets, except portfolio securities up to one-third of the value of its total assets. This shall not prevent the Fund from purchasing or holding U.S. government obligations, money market instruments, variable rate demand notes, bonds, debentures, notes, certificates of indebtedness or other debt securities, entering into repurchase agreements, or engaging in other transactions where permitted by the Fund's investment objective, policies or limitations."

         Small Cap Fund:
         "The Fund will not lend any of its assets, except portfolio securities. This shall not prevent the Fund from purchasing or holding U.S. government obligations, money market instruments, variable rate demand notes, bonds, debentures, notes, certificates of indebtedness, or other debt securities, entering into repurchase agreements, or engaging in other transactions where permitted by the Fund's investment objective, policies, and limitations."

         Utility Fund:
         "The Fund will not lend any of its assets, except portfolio securities up to one-third of its total assets. This shall not prevent the Fund from purchasing or holding corporate or U.S. government bonds, debentures, notes, certificates of indebtedness or other debt securities of an issuer, entering into repurchase agreements, or engaging in other transactions where permitted by the Fund's investment objectives and policies or the Trust's Declaration of Trust."

         In addition to the lending policies listed above, each of the Leaders Fund, the U.S. Government Fund, the Income Fund, the Prime Fund and the Utility Fund are subject to a second fundamental investment policy governing securities lending that states:

         "In order to generate additional income, the Fund may lend portfolio securities on a short-term or long-term basis, or both, up to one-third of the value of its total assets, to broker/dealers, banks, or other institutional borrowers of securities."

         In order to ensure that each Fund may invest in certain debt securities or repurchase agreements, which could technically be characterized as the making of loans, the Funds' current fundamental restrictions specifically permit such investments. In addition, the Funds' fundamental policies permit the Funds to lend their portfolio securities. Securities lending is a practice that has become common in the mutual fund industry and involves the temporary loan of portfolio securities to parties who use the securities for the settlement of securities transactions. The collateral delivered to a Fund in connection with such a transaction is then invested to provide the Fund with additional income it might not otherwise have.

         Securities lending involves certain risks if the borrower fails to return the securities. However, management believes that with appropriate controls, such as 100% or greater collateralization of the loan and regular monitoring of the creditworthiness of the counterparty, the ability to engage in securities lending does not materially increase the risks to the Funds. In addition, securities on loan cannot generally be sold until the term of the loan is over.

         Upon the approval of the Funds' shareholders, the current fundamental investment policy governing lending assets by each Fund, and the additional policy relating to securities lending for the Leaders Fund, the U.S. Government Fund, the Income Fund, the Prime Fund and the Utility Fund, will be replaced by the following new fundamental investment policy, which states:

         "The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests."

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

     PROPOSAL #2(g): TO AMEND THE FUNDS' FUNDAMENTAL INVESTMENT POLICIES REGARDING CONCENTRATION OF THE FUNDS' INVESTMENTS IN THE SECURITIES OF COMPANIES IN THE SAME INDUSTRY

         Under the 1940 Act, the Funds' policies relating to the concentration of their investments in securities of companies in a single industry must be fundamental. The SEC staff considers a mutual fund to "concentrate" its investments if 25% or more of its total assets are invested in a particular industry (not counting U.S. government securities, bank instruments issued by domestic banks and municipal securities).

         The Funds currently have a fundamental investment policy prohibiting them from concentrating their investments in a single industry:

         Leaders Fund, U.S. Government Fund, Growth Fund and Income Fund:
         "The Fund will not purchase securities if, as a result of such purchase, 25% or more of its total assets would be invested in any one industry. However, the Fund may at any time invest 25% or more of its total assets in cash or cash items and securities issued and/or guaranteed by the U.S. government, its agencies or instrumentalities."

         Equity Fund:
         "The Fund will not purchase portfolio instruments if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any one industry."

         International Fund:
         "The Fund will not invest 25% or more of its total assets in securities of issuers having their principal business activities in the same industry."

         Prime Fund:
         "The Fund will not purchase securities if, as a result of such purchase, 25% or more of its total assets would be invested in securities of companies engaged principally in any one industry other than finance companies. However, the Fund may at any time invest 25% or more of its total assets in cash or cash items and securities issued and/or guaranteed by the U.S. government, its agencies or instrumentalities."

         Bond Fund and Small Cap Fund:
         "The Fund will not invest 25% or more of the value of its total assets in any one industry except that the Fund may invest 25% or more of the value of its total assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements collateralized by such securities."

         Strategic Income Fund:
         "The Fund will not invest 25% or more of the value of its total assets in any one industry or in government securities of any one foreign country, except it may invest 25% or more of the value of its total assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities."

         Utility Fund:
         "The Fund will not purchase securities if, as a result of such purchase, 25% or more of its total assets would be invested in securities of companies engaged principally in any one industry other than the utilities industry. However, the Fund may at any time invest 25% or more of its total assets in cash or cash items and securities issued and/or guaranteed by the U.S. government, its agencies or instrumentalities."

         Upon the approval by the Funds' shareholders, the fundamental investment policy governing concentration for each Fund, except the Prime Fund and the Utility Fund, will provide:

         "The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry. To conform to the current view of the SEC staff that only domestic bank instruments may be excluded from industry concentration limitations, as a matter of non-fundamental policy, the Fund will not exclude foreign bank instruments from industry concentration limitation tests so long as the policy of the SEC remains in effect. As a non-fundamental operating policy, the Fund will consider concentration to be the investment of more than 25% of the value of its total assets in any one industry."

         The Trust's Board has also approved related non-fundamental policies for each Fund, other than the Prime Fund and the Utility Fund, which will be adopted if the new fundamental policy is approved by shareholders. These policies provide that in applying the concentration restriction: (1) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (2) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (3) asset-backed securities will be classified according to the underlying assets securing such securities.

         In the case of the Prime Fund and the Utility Fund, it is proposed that each Fund adopt a variation of the standardized concentration policy described above that preserves each Fund's flexibility to continue to concentrate its investments in a particular industry (as provided under the Funds' current concentration policies). Upon the approval by each Fund's shareholders, the fundamental investment policy governing concentration for each Fund will state:

         Prime Fund:
         "The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry, provided that the Fund may concentrate its investments in securities issued by companies operating in the finance industry. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry. To conform to the current view of the SEC staff that only domestic bank instruments may be excluded from industry concentration limitations, as a matter of non-fundamental policy, the Fund will not exclude foreign bank instruments from industry concentration limitation tests so long as the policy of the SEC remains in effect. As a non-fundamental operating policy, the Fund will consider concentration to be the investment of more than 25% of the value of its total assets in any one industry."

         Utility Fund:
         "The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry, provided that the Fund may concentrate its investments in the securities of issuers in the utilities industry. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry. To conform to the current view of the SEC staff that only domestic bank instruments may be excluded from industry concentration limitations, as a matter of non-fundamental policy, the Fund will not exclude foreign bank instruments from industry concentration limitation tests so long as the policy of the SEC remains in effect. As a non-fundamental operating policy, the Fund will consider concentration to be the investment of more than 25% of the value of its total assets in any one industry."

         The Trust's Board has also approved related non-fundamental investment policies for the two Funds, which will be adopted if the new fundamental policies are approved by shareholders. These policies provide that in applying the concentration restrictions for the two Funds: (1) in the case of the Prime Fund, utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (2) in the case of the Utility Fund, financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (3) in the case of both Funds, asset-backed securities will be classified according to the underlying assets securing such securities.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

     PROPOSAL  #2(h):  TO  AMEND,  AND  TO  MAKE  NON-FUNDAMENTAL,   THE  FUNDS'
FUNDAMENTAL INVESTMENT POLICIES REGARDING BUYING SECURITIES ON MARGIN

         The Funds are not required to have a fundamental restriction on margin transactions. Accordingly, it is proposed that the Funds' existing fundamental policies be replaced with non-fundamental restrictions. The Funds' current policies provide:

         Leaders Fund, U.S. Government Fund, Income Fund and Prime Fund:
         "The Fund will not purchase any securities on margin, but may obtain such short-term credits as may be necessary for clearance of purchases and sales of portfolio securities."

         Equity Fund:
         "The Fund will not purchase any securities on margin but may obtain such short-term credits as are necessary for clearance of transactions. The deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin."

         Growth Fund and Utility Fund:
         "The Fund will not purchase any securities on margin, but may obtain such short-term credits as may be necessary for clearance of purchases and sales of portfolio securities. The deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin."

         International Fund:
         "The Fund will not purchase any securities on margin, but may obtain such short-term credits as are necessary for clearance of transactions, except that the Fund may make margin payments in connection with its use of financial futures contracts or related options and transactions."

         Bond Fund:
         "The Fund will not purchase any securities on margin, but may obtain such short-term credits as may be necessary for clearance of purchases and sales of portfolio securities. The deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin."

         Small Cap Fund:
         "The Fund will not purchase any securities on margin, other than in connection with buying stock index futures contracts, put options on stock index futures, put options on financial futures and portfolio securities, and writing covered call options, but may obtain such short-term credits as may be necessary for clearance of purchases and sales of portfolio securities. The deposit or payment by the Fund of initial or variation margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin."

         Strategic Income Fund:
         "The Fund will not sell any securities short or purchase any securities on margin, other than in connection with the purchase and sale of options, financial futures and options on financial futures, but may obtain such short-term credits as may be necessary for clearance of transactions."

         The proposed non-fundamental policies make some changes in wording from the existing fundamental restrictions, but do not result in a material change to the Funds' current practices with regard to these types of transactions. Upon the approval of the elimination of the existing fundamental policies on engaging in margin transactions, the Funds would become subject to the following non-fundamental policies:

         Leaders Fund, U.S. Government Fund, Income Fund and Prime Fund:
         "The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities."

         Equity Fund, Growth Fund, Utility Fund, International Fund, Bond Fund, Small Cap Fund and Strategic Income Fund: "The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities, and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments."

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

     PROPOSAL  #2(i):  TO  AMEND,  AND  TO  MAKE  NON-FUNDAMENTAL,   THE  FUNDS'
FUNDAMENTAL INVESTMENT POLICIES REGARDING PLEDGING ASSETS

         The Funds are not required to have a fundamental investment restriction with respect to the pledging of assets. To maximize the Funds' flexibility in this area, the Board of the Trust believes that the Funds' policies on pledging assets should be made non-fundamental. The non-fundamental policies would be similar to the fundamental policies proposed to be eliminated which state:

         Leaders Fund, U.S. Government Fund, Income Fund and Prime Fund:
         "The Fund will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In those cases, it may mortgage, pledge or hypothecate assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of its total assets at the time of borrowing."

         Equity Fund:
         "The Fund will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In those cases, it may pledge assets having a market value not exceeding the lesser of the dollar amounts borrowed or 10% of the value of its total assets at the time of borrowing. Margin deposits for the purchase and sale of financial futures contracts and related options are not deemed to be a pledge."

         Growth Fund:
         "The Fund will not mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities."

         International Fund:
         "The Fund will not mortgage, pledge, or hypothecate any assets, except when necessary for permissible borrowings. Neither the deposit of underlying securities or other assets in escrow in connection with the writing of put or call options or the purchase of securities on a when-issued basis, nor margin deposits for the purchase and sale of financial futures contracts and related options are deemed to be a pledge."

         Bond Fund and Utility Fund:
         "The Fund will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In those cases, it may mortgage, pledge or hypothecate assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of its total assets at the time of the borrowing. For purposes of this limitation, the following are not deemed to be pledges: margin deposits for the purchase and sale of futures contracts and related options, any segregation or collateral arrangements made in connection with options activities or the purchase of securities on a when-issued basis."

         Small Cap Fund:
         "The Fund will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. For purposes of this limitation, the following are deemed to be pledges: margin deposits for the purchase and sale of financial futures contracts and related options, and segregation or collateral arrangements made in connection with options activities or the purchase of securities on a when-issued basis."

         Strategic Income Fund:
         "The Fund will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In those cases, it may mortgage, pledge, or hypothecate assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of total assets at the time of the borrowing. Margin deposits for the purchase and sale of options, financial futures contracts and related options are not deemed to be a pledge."

         The Funds' investment adviser does not expect this change to have a material impact on the Funds' operations. Establishing the policy as non-fundamental, however, would enable the Board to change this policy in the future without shareholder approval. Currently, each of the Funds' policies, except those of the Growth Fund, the Small Cap Fund and the International Fund, contain a percentage limitation on the amount of assets that may be pledged. While the Funds are proposing to eliminate the percentage limitations governing the Funds' assets that may be pledged, the Funds do not presently intend to exceed these limitations in the future.

         Upon the approval of the elimination of the existing fundamental policies on pledging assets, each Fund would become subject to the following non-fundamental policy:

         "The Fund will not mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities."

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

     PROPOSAL #3: ELIMINATION OF THE FUNDS' FUNDAMENTAL INVESTMENT POLICIES REGARDING SELLING SECURITIES SHORT

          The Board has determined that the Funds' current fundamental investment policies pertaining to selling securities short are unnecessary and should be removed. Until NSMIA was adopted in 1996, the securities laws of several states required every investment company which intended to sell its shares in those states to adopt policies governing a variety of operational issues, including a policy on short sales of securities. As a consequence of those restrictions, the Funds adopted the investment policies described below and agreed that the policies would be changed only upon the approval of shareholders. Since these prohibitions are no longer required under current law, the management of the Funds has recommended, and the Board has determined, that the policies prohibiting short sales of securities should be removed. Notwithstanding the elimination of these fundamental restrictions, the Funds expect to continue not to engage in short sales of securities, except to the extent that the Funds contemporaneously own or have the right to acquire, at no additional cost, securities identical to, or convertible into or exchangeable for, those sold short. In the case of the Prime Fund, it is a money market fund subject to substantive regulation pursuant to Rule 2a-7 under the 1940 Act, which has the effect of precluding the Prime Fund from selling securities short.

         Upon the approval by shareholders of this Proposal #3, the following existing fundamental restrictions on selling securities short for the Funds will be eliminated:

         All Funds except Equity Fund and International Fund:
         "The Fund will not sell securities short."

         Equity Fund:
         "The Fund will not sell securities short unless during the time the short position is open, it owns an equal amount of the securities sold or securities readily and freely convertible into or exchangeable, without payment of additional consideration, for securities of the same issue as, and equal in amount to, the securities sold short; and not more than 10% of the Fund's net assets (taken at current value) is held as collateral for such sales at any one time."

         International Fund:
         "The Fund will not sell securities short unless (1) it owns, or has a right to acquire, an equal amount of such securities, or (2) it has segregated an amount of its other assets equal to the lesser of the market value of the securities sold short or the amount required to acquire such securities. The segregated amount will not exceed 10% of the Fund's net assets. While in a short position, the Fund will retain the securities, rights, ore segregated assets."

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

                           INFORMATION ABOUT THE TRUST

Proxies, Quorum and Voting at the Meeting

         Only shareholders of record on the Record Date will be entitled to vote at the Meeting. Each share of the Trust is entitled to one vote. Fractional shares are entitled to proportionate shares of one vote. Under both the Investment Company Act of 1940 and the Declaration of Trust, the favorable vote of a "majority of the outstanding voting shares" of the Trust or a Fund means:
(a) the holders of 67% or more of the outstanding voting securities present at the Meeting, if the holders of 50% or more of the outstanding voting securities of the Trust or the Fund are present or represented by proxy; or (b) the vote of the holders of more than 50% of the outstanding voting securities, whichever is less. The favorable vote of a majority of the outstanding voting shares of each Fund is required to approve each of the Proposals, except the election of the Trustees.

         Any person giving a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Trust. In addition, although mere attendance at the Meeting will not revoke a proxy, a shareholder present at the Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given on the proxy, the persons named as proxies will vote the shares represented thereby in favor of the matters set forth in the attached Notice.

         In order to hold the Meeting, a "quorum" of shareholders must be present. Holders of more than fifty percent of the total number of outstanding shares of the Trust entitled to vote, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the election of Trustees. Holders of more than fifty percent of the total number of outstanding shares of each Fund entitled to vote, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the other proposals.

         For purposes of determining a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of some of the proposals.

         If a quorum is not present, the persons named as proxies may vote those proxies which have been received to adjourn the Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitations of proxies with respect to such proposal(s). All such adjournments will require the affirmative vote of a plurality of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote AGAINST any such adjournment those proxies which they are required to vote against the proposal and will vote in FAVOR of the adjournment other proxies which they are authorized to vote. A shareholder vote may be taken on other proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received for approval.

         As referred to in this Proxy Statement, the "Federated Fund Complex," "The Funds" or "Funds" include the following investment companies: Cash Trust Series, Inc.; Cash Trust Series II; CCB Funds; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Core Trust; Federated Insurance Series; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities
Fund: 2-5 Years; Federated U.S. Government Securities Fund: 5-10 Years; Federated Utility Fund, Inc.; Fixed Income Securities, Inc.; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Edward D. Jones & Co. Daily Passport Cash Trust; Liberty Term Trust, Inc. - 1999; Liberty U.S. Government Money Market Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Obligations Trust II; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; Regions Funds; RIGGS Funds; Tax-Free Instruments Trust; The Planters Funds; WesMark Funds; WCT Funds; and World Investment Series, Inc.


Share Ownership of the Trustees
Officers and Trustees of the Trust own less than 1% of each Fund's outstanding shares.

At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding shares of the Leaders
Fund: [To be inserted]

At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding shares of the Equity
Fund: [To be inserted]

     At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding shares of the U.S. Government Fund: [To be inserted]

At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding shares of the Growth
Fund: [To be inserted]

At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding shares of the Income
Fund: [To be inserted]

At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding shares of the International Fund: [To be inserted]

At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding shares of the Prime
Fund: [To be inserted]

At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding shares of the Bond
Fund: [To be inserted]

At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding shares of the Small Cap
Fund: [To be inserted]

At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding shares of the Strategic Income Fund: [To be inserted]

At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding shares of the Utility
Fund: [To be inserted]

Trustee Compensation



Name and Position                            Aggregate                        Total Compensation Paid
With Trust                                 Compensation                         From Fund Complex+
                                               From
                                              Trust1#
--------------------------------------- -------------------- ----------------------------------------------------------
John F. Donahue*@                               $0           $0 for the Trust and 54 other
Chairman and Trustee                                         investment companies in the Fund Complex
Thomas G. Bigley                             $1,591.19       $113,860.22 for the Trust and 54 other
Trustee                                                      investment companies in the Fund Complex
John T. Conroy, Jr.                          $1,750.56       $125,264.48 for the Trust and 54 other
Trustee                                                      investment companies in the Fund Complex
Nicholas P. Constantakis                     $1,591.19       $47,958.02 for the Trust and 29 other
Trustee                                                      investment companies in the Fund Complex
William J. Copeland                          $1,750.56       $125,264.48 for the Trust and 54 other
Trustee                                                      investment companies in the Fund Complex
J. Christopher Donahue*                         $0           $0 for the Trust and 16 other
President and Trustee                                        investment companies in the Fund Complex
Lawrence D. Ellis, M.D. *                    $1,591.19       $113,860.22 for the Trust and 54 other
Trustee                                                      investment companies in the Fund Complex
Edward L. Flaherty, Jr., Esq.++              $1,750.56       $125,264.48 for the Trust and 54 other
Trustee                                                      investment companies in the Fund Complex
Peter E. Madden                              $1,591.19       $113,860.22 for the Trust and 54 other
Trustee                                                      investment companies in the Fund Complex
John E. Murray, Jr., J.D., S.J.D. @          $1,591.19       $113,860.22 for the Trust and 54 other
Trustee                                                      investment companies in the Fund Complex
Wesley W. Posvar++                           $1,591.19       $113,860.22 for the Trust and 54 other
Trustee                                                      investment companies in the Fund Complex
Marjorie P. Smuts                            $1,591.19       $113,860.22 for the Trust and 54 other
Trustee                                                      investment companies in the Fund Complex
John S. Walsh**                                 $0           $0 for the Trust and 23 other
Trustee                                                      investment companies in the Fund Complex

1 Information is furnished for the fiscal year ended December 31, 1998.

# The aggregate compensation is provided for the Trust which is comprised of eleven portfolios.

+ The information is provided for the last calendar year.

* The Trustee is deemed to be an "interested person" as defined in the 1940 Act.

@ Member of the Executive Committee.

** Mr. Walsh became a member of the Board of Trustees on January 1, 1999. He did not receive any fees from the Fund Complex as of the last calendar year.

++ If the Nominees are elected by shareholders at the Meeting, it is anticipated that Messrs. Flaherty and Posvar will resign as Trustees of the Trust.

         During the fiscal year ended December 31, 1998, there were four meetings of the Board of Trustees. The interested Trustees, other than Dr. Ellis, do not receive fees from the Trust. Dr. Ellis is an interested person by reason of the employment of his son-in-law by Federated Securities Corp. All Trustees were reimbursed for expenses for attendance at Board of Trustees meetings.

         The Executive Committee of the Board of Trustees handles the responsibilities of the Board between meetings of the Board. Other than its Executive Committee, the Trust has one Board committee, the Audit Committee. Generally, the function of the Audit Committee is to assist the Board of Trustees in fulfilling its duties relating to the Trust's accounting and financial reporting practices and to serve as a direct line of communication between the Board of Trustees and the independent auditors. The specific functions of the Audit Committee include recommending the engagement or retention of the independent auditors, reviewing with the independent auditors the plan and the results of the auditing engagement, approving professional services provided by the independent auditors prior to the performance of such services, considering the range of audit and non-audit fees, reviewing the independence of the independent auditors, reviewing the scope and results of the Trust's procedures for internal auditing, and reviewing the Trust's system of internal accounting controls.

         For the most recently completed fiscal year, Messrs. Conroy, Copeland and Murray served on the Audit Committee. These Trustees are not interested Trustees of the Trust. During the fiscal year ended December 31, 1998, there were four meetings of the Audit Committee. All of the members of the Audit Committee were present for each meeting. Each member of the Audit Committee receives an annual fee of $100 plus $25 for attendance at each meeting and is reimbursed for expenses of attendance.

Officers and Incumbent Trustees of the Trust

         The executive officers of the Trust are elected annually by the Board of Trustees. Each officer holds the office until qualification of his successor. The names and birthdates of the executive officers of the Trust, as well as of the incumbent Trustees who have previously been elected by shareholders, and their principal occupations during the last five years, are set forth below:

John F. Donahue
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA

Birthdate:  July 28, 1924

Chairman and Trustee

Date Became an Officer and a Trustee:  September 15, 1993

     Chairman and Trustee, Federated Investors; Chairman and Director, Federated Investment Management Company and Federated Global Research Corp.; Chairman, Passport Research, Ltd.; Chief Executive Officer and Director or Trustee of the Funds. Mr. Donahue is the father of J. Christopher Donahue, President and Trustee of the Trust.

John T. Conroy, Jr.
Wood/IPC Commercial Dept.
John R. Wood Associates, Inc. Realtors
3255 Tamiami Trail North
Naples, FL

Birthdate: June 23, 1937

Trustee

Date Became a Trustee:  September 15, 1993

Director or Trustee of the Federated Fund Complex; President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; Partner or Trustee in private real estate ventures in Southwest Florida; formerly: President, Naples Property Management, Inc. and Northgate Village Development Corporation.

William J. Copeland
One PNC Plaza - 23rd Floor
Pittsburgh, PA

Birthdate: July 4, 1918

Trustee

Date Became a Trustee:  September 15, 1993

Director or Trustee of the Federated Fund Complex; Director and Member of the Executive Committee, Michael Baker, Inc; formerly: Vice Chairman and Director, PNC Bank, N.A. and PNC Bank Corp.; Director, Ryan Homes, Inc. Previous
Positions: Director, United Refinery; Director, Forbes Fund; Chairman, Pittsburgh Foundation; Chairman, Pittsburgh Civic Light Opera.

J. Christopher Donahue
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA

Birthdate: April 11, 1949

President and Trustee

Date Became an Officer and a Trustee:  June 1, 1995 and September 15, 1993

President or Executive Vice President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President and Director, Federated Investors, Inc., Federated Investment Management Company and Federated Global Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company. Mr. Donahue is the son of John F. Donahue, Chairman and Trustee of the Trust.

Lawrence D. Ellis, M.D.
3471 Fifth Avenue
Suite 1111
Pittsburgh, PA

Birthdate: October 11, 1932

Trustee

Date Became a Trustee:  September 15, 1993

Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist, and Internist, University of Pittsburgh Medical Center; Member, National Board of Trustees, Leukemia Society of America.

Edward L. Flaherty, Jr., Esq.
Miller, Ament, Henny & Kochuba
205 Ross Street
Pittsburgh, PA

Birthdate: June 18, 1924

Trustee

Date Became a Trustee:  September 15, 1993

Director or Trustee of the Federated Fund Complex; Attorney of Counsel, Miller, Ament, Henny & Kochuba; Director Emeritus, Eat'N Park Restaurants, Inc.; formerly: Counsel, Horizon Financial, F.A., Western Region; Partner, Meyer and Flaherty.

Peter E. Madden
One Royal Palm Way
100 Royal Palm Way
Palm Beach, FL

Birthdate: March 16, 1942

Trustee

Date Became a Trustee:  September 15, 1993

Director or Trustee of the Federated Fund Complex; formerly: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation. Previous Positions: Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation.

Wesley W. Posvar
1202 Cathedral of Learning
University of Pittsburgh
Pittsburgh, PA

Birthdate: September 14, 1925

Trustee

Date Became a Trustee:  September 15, 1993

Director or Trustee of the Federated Fund Complex; President, World Society of Ekistics (metropolitan planning), Athens; Professor, International Politics; Management Consultant; Trustee, Carnegie Endowment for International Peace, RAND Corporation, Online Computer Library Center, Inc., National Defense University and U.S. Space Foundation; President Emeritus, University of Pittsburgh; Founding Chairman, National Advisory Council for Environmental Policy and Technology and Federal Emergency Management Advisory Board; Trustee, Czech Management Center, Prague. Previous Positions: Professor, United States Military Academy; Professor, United States Air Force Academy.

Marjorie P. Smuts
4905 Bayard Street
Pittsburgh, PA

Birthdate: June 21, 1935

Trustee

Date Became a Trustee:  September 15, 1993

Director    or    Trustee    of   the    Federated    Fund    Complex;    Public
Relations/Marketing/Conference    Planning.    Previous   Positions:    National
Spokesperson, Aluminum Company of America; business owner.

Edward C. Gonzales
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA

Birthdate: October 22, 1930

Executive Vice President

Date Became an Officer:  June 1, 1995

Trustee or Director of some of the Funds in the Federated Fund Complex; President, Executive Vice President and Treasurer of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Vice President, Federated Investment Management Company, Federated Global Research Corp. and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Shareholder Services Company.

John W. McGonigle
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA

Birthdate: October 26, 1938

Executive Vice President and Secretary

Date Became an Officer:  September 15, 1993

Executive Vice President and Secretary of the Federated Fund Complex; Executive Vice President, Secretary, and Director, Federated Investors, Inc.; Director, Federated Investment Management Company and Federated Global Research Corp.; Director, Federated Services Company; Director, Federated Securities Corp.

Richard B. Fisher
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA

Birthdate: May 17, 1923

Vice President

Date Became an Officer:  September 15, 1993

President or Vice President of some of the Funds in the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc.; Chairman and Director, Federated Securities Corp.

Richard J. Thomas
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA

Birthdate:  June 17, 1954

Treasurer

Date Became an Officer:  November 19, 1998

Treasurer of the Federated Fund Complex; Vice President - Funds Financial Services Division, Federated Investors, Inc.; formerly: various management positions with Funds Financial Services Division of Federated Investors, Inc.

Henry A. Frantzen
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA

Birthdate:  November 28, 1942

Chief Investment Officer

Date Became an Officer:  November 19, 1998

Chief Investment Officer of the Trust and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.; Registered Representative, Federated Securities Corp., Vice President, Federated Investors, Inc.; Formerly: Executive Vice President, Federated Investment Counseling Institutional Portfolio Management Services Division; Chief Investment Officer/Manager, International Equities, Brown Brothers Harriman & Co.; Managing Director, BBH Investment Management Limited.

J. Thomas Madden
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA

Birthdate:  October 22, 1945

Chief Investment Officer

Date Became an Officer:  November 19, 1998

Chief Investment Officer of the Trust and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Research Corp., Federated Investment Management Company, and Passport Research, Ltd.; Registered Representative, Federated Securities Corp.; Portfolio Manager, Federated Administrative Services; Vice President, Federated Investors, Inc.; formerly: Executive Vice President and Senior Vice President, Federated Investment Counseling Institutional Portfolio Management Services Division; Senior Vice President, Federated Research Corp., Federated Advisers, Federated Management, Federated Research, and Passport Research, Ltd.

William D. Dawson, III
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA

Birthdate:  March 3, 1949

Chief Investment Officer

Date Became an Officer:  November 19, 1998

Chief Investment Officer of the Trust and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.; Registered Representative, Federated Securities Corp.; Portfolio Manager, Federated Administrative Services; Vice President and Senior Vice President, Federated Investors, Inc.; Formerly:
Executive Vice President and Senior Vice President, Federated Investment Counseling Institutional Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.

         None of the Officers of the Trust received salaries from the Trust during the fiscal year ended December 31, 1998.

          OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

         The Trust is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to Federated Insurance Series, Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, so that they are received within a reasonable time before any such meeting.

         No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Trust.


    SHAREHOLDERS         ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED
                         PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE,
                         WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

                                              By Order of the Board of Trustees,


                                                               John W. McGonigle
                                                                       Secretary
October 1, 1999

                           FEDERATED INSURANCE SERIES

                       Federated American Leaders Fund II
                         Federated Equity Income Fund II
                Federated Fund for U.S. Government Securities II
                       Federated Growth Strategies Fund II
                       Federated High Income Bond Fund II
                     Federated International Equity Fund II
                          Federated Prime Money Fund II
                         Federated Quality Bond Fund II
                     Federated Small Cap Strategies Fund II
                       Federated Strategic Income Fund II
                            Federated Utility Fund II


Investment Adviser
FEDERATED INVESTMENT MANAGEMENT COMPANY
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, Pennsylvania 15222-3779


Distributor
FEDERATED SECURITIES CORP.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, Pennsylvania 15222-3779


Administrator
FEDERATED SERVICES COMPANY
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, Pennsylvania 15222-3779

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Federated American Leaders Fund II (the "Fund"), a portfolio of Federated Insurance Series (the "Trust"), hereby appoint Patricia F. Conner, Gail Cagney, William Haas, Suzanne W. Land and Ann M. Scanlon, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Meeting") to be held on November 15, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m. and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF FEDERATED INSURANCE SERIES. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

By checking the box "FOR" below, you will vote to approve each of the proposed items in this proxy, and to elect each of the nominees as Trustees of the Trust

                                    FOR                                [   ]

     Proposal 1 To elect Thomas G. Bigley, Nicholas P. Constantakis, John F. Cunningham, Charles F. Mansfield, Jr., John E. Murray, Jr. and John S. Walsh as Trustees of the Trust

                                    FOR                                [   ]
                                    WITHHOLD AUTHORITY
                                    TO VOTE                   [   ]
                                    VOTE FOR ALL EXCEPT       [   ]
                               If you do not wish your shares to be voted "FOR" a particular nominee, mark the "VOTE FOR ALL EXCEPT" box and strike a line through the name of each nominee for whom you are NOT voting. Your shares will be voted for the remaining nominees.

Proposal 2 To make changes to the Fund's fundamental investment policies:

     2(a)  To  amend  the  Fund's   fundamental   investment   policy  regarding
diversification

                                    FOR                                [   ]
                                    AGAINST                   [   ]
                                    ABSTAIN                   [   ]

         2(b) To amend the Fund's fundamental investment policy regarding borrowing money and issuing senior securities
                                    FOR                                [   ]
                                    AGAINST                   [   ]
                                    ABSTAIN                   [   ]

         2(c)     To amend the Fund's fundamental investment policy regarding investments in real estate
                                    FOR                                [   ]
                                    AGAINST                   [   ]
                                    ABSTAIN                   [   ]

         2(d)     To amend the Fund's fundamental investment policy regarding investments in commodities

                                    FOR                                [   ]
                                    AGAINST                   [   ]
                                    ABSTAIN                   [   ]

         2(e)     To amend the Fund's fundamental investment policy regarding underwriting securities
                                    FOR                                [   ]
                                    AGAINST                   [   ]
                                    ABSTAIN                   [   ]

         2(f)     To amend the Fund's fundamental investment policies regarding lending by the Fund
                                    FOR                                [   ]
                                    AGAINST                   [   ]
                                    ABSTAIN                   [   ]

         2(g) To amend the Fund's fundamental investment policy regarding concentration of the Fund's investments in the securities of companies in the same industry
                                    FOR                                [   ]
                                    AGAINST                   [   ]
                                    ABSTAIN                   [   ]

         2(h) To amend, and to make non-fundamental, the Fund's fundamental investment policy regarding buying securities on margin
                                    FOR                                [   ]
                                    AGAINST                   [   ]
                                    ABSTAIN                   [   ]

         2(i)     To amend,  and to make  non-fundamental,  the  Fund's
fundamental  investment  policy  regarding
                  pledging assets
                                    FOR                                [   ]
                                    AGAINST                   [   ]
                                    ABSTAIN                   [   ]

Proposal 3        To eliminate the Fund's fundamental investment policy
regarding selling securities short
                                    FOR                                [   ]
                                    AGAINST                   [   ]
                                    ABSTAIN                   [   ]

                                                              YOUR VOTE IS
                                                              IMPORTANT Please
                                                              complete, sign and
                                                              return this card
                                                              as soon as
                                                              possible.



                                                                           Dated


                                                                       Signature


                                                        Signature (Joint Owners)


Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

                    You may also vote your shares by touchtone phone by calling 1-800-690-6903 or through the Internet at www.proxyvote.com

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Federated Equity Income Fund II (the "Fund"), a portfolio of Federated Insurance Series (the "Trust"), hereby appoint Patricia F. Conner, Gail Cagney, William Haas, Suzanne W. Land and Ann M. Scanlon, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Meeting") to be held on November 15, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m. and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF FEDERATED INSURANCE SERIES. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

By checking the box "FOR" below, you will vote to approve each of the proposed items in this proxy, and to elect each of the nominees as Trustees of the Trust

                                    FOR                                [   ]

Proposal 1 To elect Thomas G. Bigley, Nicholas P. Constantakis, John F. Cunningham, Charles F. Mansfield, Jr., John E. Murray, Jr. and John S. Walsh as Trustees of the Trust

                                    FOR                                [   ]
                                    WITHHOLD AUTHORITY
                                    TO VOTE                   [   ]
                                    VOTE FOR ALL EXCEPT       [   ]
                               If you do not wish your shares to be voted "FOR" a particular nominee, mark the "VOTE FOR ALL EXCEPT" box and strike a line through the name of each nominee for whom you are NOT voting. Your shares will be voted for the remaining nominees.

Proposal 2 To make changes to the Fund's fundamental investment policies:

         2(a)     To amend the Fund's fundamental investment policy regarding diversification
                                    FOR                                [   ]
                                    AGAINST                   [   ]
                                    ABSTAIN                   [   ]

         2(b) To amend the Fund's fundamental investment policy regarding borrowing money and issuing senior securities
                                    FOR                                [   ]
                                    AGAINST                   [   ]
                                    ABSTAIN                   [   ]

         2(c)     To amend the Fund's fundamental investment policy regarding investments in real estate
                                    FOR                                [   ]
                                    AGAINST                   [   ]
                                    ABSTAIN                   [   ]

         2(d)     To amend the Fund's fundamental investment policy regarding investments in commodities

                                    FOR                                [   ]
                                    AGAINST                   [   ]
                                    ABSTAIN                   [   ]

         2(e)     To amend the Fund's fundamental investment policy regarding underwriting securities
                                    FOR                                [   ]
                                    AGAINST                   [   ]
                                    ABSTAIN                   [   ]

         2(f)     To amend the Fund's fundamental investment policy regarding lending by the Fund
                                    FOR                                [   ]
                                    AGAINST                   [   ]
                                    ABSTAIN                   [   ]

         2(g) To amend the Fund's fundamental investment policy regarding concentration of the Fund's investments in the securities of companies in the same industry
                                    FOR                                [   ]
                                    AGAINST                   [   ]
                                    ABSTAIN                   [   ]

         2(h) To amend, and to make non-fundamental, the Fund's fundamental investment policy regarding buying securities on margin
                                    FOR                                [   ]
                                    AGAINST                   [   ]
                                    ABSTAIN                   [   ]

         2(i)     To amend,  and to make  non-fundamental,  the  Fund's
fundamental  investment  policy  regarding
                  pledging assets
                                    FOR                                [   ]
                                    AGAINST                   [   ]
                                    ABSTAIN                   [   ]

Proposal 3        To eliminate the Fund's fundamental investment policy
regarding selling securities short
                                    FOR                                [   ]
                                    AGAINST                   [   ]
                                    ABSTAIN                   [   ]

                                                              YOUR VOTE IS
                                                              IMPORTANT Please
                                                              complete, sign and
                                                              return this card
                                                              as soon as
                                                              possible.



                                                                           Dated


                                                                       Signature


                                                        Signature (Joint Owners)


Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

                    You may also vote your shares by touchtone phone by calling 1-800-690-6903 or through the Internet at www.proxyvote.com


KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Federated Fund for U.S. Government Securities II (the "Fund"), a portfolio of Federated Insurance Series (the "Trust"), hereby appoint Patricia F. Conner, Gail Cagney, William Haas, Suzanne W. Land and Ann M. Scanlon, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Meeting") to be held on November 15, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m. and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF FEDERATED INSURANCE SERIES. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

By checking the box "FOR" below, you will vote to approve each of the proposed items in this proxy, and to elect each of the nominees as Trustees of the Trust

                                    FOR                                [   ]

Proposal 1        To elect Thomas G. Bigley,  Nicholas P. Constantakis,
John F. Cunningham,  Charles F. Mansfield, Jr., John E. Murray, Jr. and
John S. Walsh as Trustees of the Trust
                                    FOR                                [   ]
                                    WITHHOLD AUTHORITY
                                    TO VOTE                   [   ]
                                    VOTE FOR ALL EXCEPT       [   ]
                               If you do not wish your shares to be voted "FOR" a particular nominee, mark the "VOTE FOR ALL EXCEPT" box and strike a line through the name of each nominee for whom you are NOT voting. Your shares will be voted for the remaining nominees.

Proposal 2 To make changes to the Fund's fundamental investment policies:

         2(a)     To amend the Fund's fundamental investment policy regarding diversification
                                    FOR                                [   ]
                                    AGAINST                   [   ]
                                    ABSTAIN                   [   ]

         2(b) To amend the Fund's fundamental investment policy regarding borrowing money and issuing senior securities
                                    FOR                                [   ]
                                    AGAINST                   [   ]
                                    ABSTAIN                   [   ]

         2(c)     To amend the Fund's fundamental investment policy regarding investments in real estate
                                    FOR                                [   ]
                                    AGAINST                   [   ]
                                    ABSTAIN                   [   ]

         2(d)     To amend the Fund's fundamental investment policy regarding investments in commodities
                                    FOR                                [   ]
                                    AGAINST                   [   ]
                                    ABSTAIN                   [   ]

         2(e)     To amend the Fund's fundamental investment policy regarding underwriting securities
                                    FOR                                [   ]
                                    AGAINST                   [   ]
                                    ABSTAIN                   [   ]

         2(f)     To amend the Fund's fundamental investment policies regarding lending by the Fund
                                    FOR                                [   ]
                                    AGAINST                   [   ]
                                    ABSTAIN                   [   ]

         2(g) To amend the Fund's fundamental investment policy regarding concentration of the Fund's investments in the securities of companies in the same industry
                                    FOR                                [   ]
                                    AGAINST                   [   ]
                                    ABSTAIN                   [   ]

         2(h) To amend, and to make non-fundamental, the Fund's fundamental investment policy regarding buying securities on margin
                                    FOR                                [   ]
                                    AGAINST                   [   ]
                                    ABSTAIN                   [   ]

         2(i)     To amend,  and to make  non-fundamental,  the  Fund's
fundamental  investment  policy  regarding
                  pledging assets
                                    FOR                                [   ]
                                    AGAINST                   [   ]
                                    ABSTAIN                   [   ]

Proposal 3        To eliminate the Fund's fundamental investment policy
regarding selling securities short
                                    FOR                                [   ]
                                    AGAINST                   [   ]
                                    ABSTAIN                   [   ]



                                                              YOUR VOTE IS
                                                              IMPORTANT Please
                                                              complete, sign and
                                                              return this card
                                                              as soon as
                                                              possible.



                                                              Dated


                                                              Signature


                                                        Signature (Joint Owners)


Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

                    You may also vote your shares by touchtone phone by calling 1-800-690-6903 or through the Internet at www.proxyvote.com

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Federated Growth Strategies Fund II (the "Fund"), a portfolio of Federated Insurance Series (the "Trust"), hereby appoint Patricia F. Conner, Gail Cagney, William Haas, Suzanne W. Land and Ann M. Scanlon, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Meeting") to be held on November 15, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m. and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF FEDERATED INSURANCE SERIES. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

By checking the box "FOR" below, you will vote to approve each of the proposed items in this proxy, and to elect each of the nominees as Trustees of the Trust

                                    FOR                                [   ]

Proposal 1        To elect Thomas G. Bigley,  Nicholas P. Constantakis,
John F. Cunningham,  Charles F. Mansfield, Jr., John E. Murray, Jr. and
John S. Walsh as Trustees of the Trust
                                    FOR                                [   ]
                                    WITHHOLD AUTHORITY
                                    TO VOTE                   [   ]
                                    VOTE FOR ALL EXCEPT       [   ]
                               If you do not wish your shares to be voted "FOR" a particular nominee, mark the "VOTE FOR ALL EXCEPT" box and strike a line through the name of each nominee for whom you are NOT voting. Your shares will be voted for the remaining nominees.

Proposal 2 To make changes to the Fund's fundamental investment policies:

         2(a)     To amend the Fund's fundamental investment policy regarding diversification
                                    FOR                                [   ]
                                    AGAINST                   [   ]
                                    ABSTAIN                   [   ]

         2(b) To amend the Fund's fundamental investment policy regarding borrowing money and issuing senior securities
                                    FOR                                [   ]
                                    AGAINST                   [   ]
                                    ABSTAIN                   [   ]

         2(c)     To amend the Fund's fundamental investment policy regarding investments in real estate
                                    FOR                                [   ]
                                    AGAINST                   [   ]
                                    ABSTAIN                   [   ]

         2(d)     To amend the Fund's fundamental investment policy regarding investments in commodities
                                    FOR                                [   ]
                                    AGAINST                   [   ]
                                    ABSTAIN                   [   ]

         2(e)     To amend the Fund's fundamental investment policy regarding underwriting securities
                                    FOR                                [   ]
                                    AGAINST                   [   ]
                                    ABSTAIN                   [   ]

         2(f)     To amend the Fund's fundamental investment policy regarding lending by the Fund
                                    FOR                                [   ]
                                    AGAINST                   [   ]
                                    ABSTAIN                   [   ]

         2(g) To amend the Fund's fundamental investment policy regarding concentration of the Fund's investments in the securities of companies in the same industry
                                    FOR                                [   ]
                                    AGAINST                   [   ]
                                    ABSTAIN                   [   ]

         2(h) To amend, and to make non-fundamental, the Fund's fundamental investment policy regarding buying securities on margin
                                    FOR                                [   ]
                                    AGAINST                   [   ]
                                    ABSTAIN                   [   ]

         2(i)     To amend,  and to make  non-fundamental,  the  Fund's
fundamental  investment  policy  regarding pledging assets
                                    FOR                                [   ]
                                    AGAINST                   [   ]
                                    ABSTAIN                   [   ]

Proposal 3        To eliminate the Fund's fundamental investment policy
regarding selling securities short
                                    FOR                                [   ]
                                    AGAINST                   [   ]
                                    ABSTAIN                   [   ]



                                                              YOUR VOTE IS
                                                              IMPORTANT Please
                                                              complete, sign and
                                                              return this card
                                                              as soon as
                                                              possible.



                                                              Dated


                                                              Signature


                                                        Signature (Joint Owners)


Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

                    You may also vote your shares by touchtone phone by calling 1-800-690-6903 or through the Internet at www.proxyvote.com

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Federated High Income Bond Fund II (the "Fund"), a portfolio of Federated Insurance Series (the "Trust"), hereby appoint Patricia F. Conner, Gail Cagney, William Haas, Suzanne W. Land and Ann M. Scanlon, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Meeting") to be held on November 15, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m. and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF FEDERATED INSURANCE SERIES. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

By checking the box "FOR" below, you will vote to approve each of the proposed items in this proxy, and to elect each of the nominees as Trustees of the Trust

                                    FOR                                [   ]

Proposal 1 To elect Thomas G. Bigley, Nicholas P. Constantakis, John F. Cunningham, Charles F. Mansfield, Jr., John E. Murray, Jr. and John S. Walsh as Trustees of the Trust

                                    FOR                                [   ]
                                    WITHHOLD AUTHORITY
                                    TO VOTE                   [   ]
                                    VOTE FOR ALL EXCEPT       [   ]
                               If you do not wish your shares to be voted "FOR" a particular nominee, mark the "VOTE FOR ALL EXCEPT" box and strike a line through the name of each nominee for whom you are NOT voting. Your shares will be voted for the remaining nominees.

Proposal 2 To make changes to the Fund's fundamental investment policies:

         2(a)     To amend the Fund's fundamental investment policy regarding diversification
                                    FOR                                [   ]
                                    AGAINST                   [   ]
                                    ABSTAIN                   [   ]

         2(b) To amend the Fund's fundamental investment policy regarding borrowing money and issuing senior securities
                                    FOR                                [   ]
                                    AGAINST                   [   ]
                                    ABSTAIN                   [   ]

         2(c)     To amend the Fund's fundamental investment policy regarding investments in real estate
                                    FOR                                [   ]
                                    AGAINST                   [   ]
                                    ABSTAIN                   [   ]

         2(d)     To amend the Fund's fundamental investment policy regarding investments in commodities
                                    FOR                                [   ]
                                    AGAINST                   [   ]
                                    ABSTAIN                   [   ]

         2(e)     To amend the Fund's fundamental investment policy regarding underwriting securities
                                    FOR                                [   ]
                                    AGAINST                   [   ]
                                    ABSTAIN                   [   ]

         2(f)     To amend the Fund's fundamental investment policies regarding lending by the Fund
                                    FOR                                [   ]
                                    AGAINST                   [   ]
                                    ABSTAIN                   [   ]

         2(g) To amend the Fund's fundamental investment policy regarding concentration of the Fund's investments in the securities of companies in the same industry
                                    FOR                                [   ]
                                    AGAINST                   [   ]
                                    ABSTAIN                   [   ]

         2(h) To amend, and to make non-fundamental, the Fund's fundamental investment policy regarding buying securities on margin
                                    FOR                                [   ]
                                    AGAINST                   [   ]
                                    ABSTAIN                   [   ]

         2(i)     To amend,  and to make  non-fundamental,  the  Fund's
fundamental  investment  policy  regarding
                  pledging assets
                                    FOR                                [   ]
                                    AGAINST                   [   ]
                                    ABSTAIN                   [   ]

Proposal 3        To eliminate the Fund's fundamental investment policy
regarding selling securities short
                                    FOR                                [   ]
                                    AGAINST                   [   ]
                                    ABSTAIN                   [   ]



                                                              YOUR VOTE IS
                                                              IMPORTANT Please
                                                              complete, sign and
                                                              return this card
                                                              as soon as
                                                              possible.



                                                              Dated


                                                              Signature


                                                        Signature (Joint Owners)


Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

                    You may also vote your shares by touchtone phone by calling 1-800-690-6903 or through the Internet at www.proxyvote.com

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Federated International Equity Fund II (the "Fund"), a portfolio of Federated Insurance Series (the "Trust"), hereby appoint Patricia F. Conner, Gail Cagney, William Haas, Suzanne W. Land and Ann M. Scanlon, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Meeting") to be held on November 15, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m. and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF FEDERATED INSURANCE SERIES. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

By checking the box "FOR" below, you will vote to approve each of the proposed items in this proxy, and to elect each of the nominees as Trustees of the Trust

                                    FOR                                [   ]

     Proposal 1 To elect Thomas G. Bigley, Nicholas P. Constantakis, John F. Cunningham, Charles F. Mansfield, Jr., John E. Murray, Jr. and John S. Walsh as Trustees of the Trust

                                    FOR                                [   ]
                                    WITHHOLD AUTHORITY
                                    TO VOTE                   [   ]
                                    VOTE FOR ALL EXCEPT       [   ]
                               If you do not wish your shares to be voted "FOR" a particular nominee, mark the "VOTE FOR ALL EXCEPT" box and strike a line through the name of each nominee for whom you are NOT voting. Your shares will be voted for the remaining nominees.

Proposal 2 To make changes to the Fund's fundamental investment policies:

         2(a)     To amend the Fund's fundamental investment policy regarding diversification
                                    FOR                                [   ]
                                    AGAINST                   [   ]
                                    ABSTAIN                   [   ]

         2(b) To amend the Fund's fundamental investment policy regarding borrowing money and issuing senior securities
                                    FOR                                [   ]
                                    AGAINST                   [   ]
                                    ABSTAIN                   [   ]

         2(c)     To amend the Fund's fundamental investment policy regarding investments in real estate
                                    FOR                                [   ]
                                    AGAINST                   [   ]
                                    ABSTAIN                   [   ]

         2(d)     To amend the Fund's fundamental investment policy regarding investments in commodities
                                    FOR                                [   ]
                                    AGAINST                   [   ]
                                    ABSTAIN                   [   ]

         2(e)     To amend the Fund's fundamental investment policy regarding underwriting securities
                                    FOR                                [   ]
                                    AGAINST                   [   ]
                                    ABSTAIN                   [   ]

         2(f)     To amend the Fund's fundamental investment policy regarding lending by the Fund
                                    FOR                                [   ]
                                    AGAINST                   [   ]
                                    ABSTAIN                   [   ]

         2(g) To amend the Fund's fundamental investment policy regarding concentration of the Fund's investments in the securities of companies in the same industry
                                    FOR                                [   ]
                                    AGAINST                   [   ]
                                    ABSTAIN                   [   ]

         2(h) To amend, and to make non-fundamental, the Fund's fundamental investment policy regarding buying securities on margin
                                    FOR                                [   ]
                                    AGAINST                   [   ]
                                    ABSTAIN                   [   ]

         2(i)     To amend,  and to make  non-fundamental,  the  Fund's
fundamental  investment  policy  regarding pledging assets
                                    FOR                                [   ]
                                    AGAINST                   [   ]
                                    ABSTAIN                   [   ]

Proposal 3        To eliminate the Fund's fundamental investment policy
regarding selling securities short
                                    FOR                                [   ]
                                    AGAINST                   [   ]
                                    ABSTAIN                   [   ]



                                                              YOUR VOTE IS
                                                              IMPORTANT Please
                                                              complete, sign and
                                                              return this card
                                                              as soon as
                                                              possible.



                                                              Dated


                                                              Signature


                                                        Signature (Joint Owners)


Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

                    You may also vote your shares by touchtone phone by calling 1-800-690-6903 or through the Internet at www.proxyvote.com
KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Federated Prime Money Fund II (the "Fund"), a portfolio of Federated Insurance Series (the "Trust"), hereby appoint Patricia F. Conner, Gail Cagney, William Haas, Suzanne W. Land and Ann M. Scanlon, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Meeting") to be held on November 15, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m. and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF FEDERATED ZINSURANCE SERIES. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

By checking the box "FOR" below, you will vote to approve each of the proposed items in this proxy, and to elect each of the nominees as Trustees of the Trust

                                    FOR                                [   ]

     Proposal 1 To elect Thomas G. Bigley, Nicholas P. Constantakis, John F. Cunningham, Charles F. Mansfield, Jr., John E. Murray, Jr. and John S. Walsh as Trustees of the Trust

                                    FOR                                [   ]
                                    WITHHOLD AUTHORITY
                                    TO VOTE                   [   ]
                                    VOTE FOR ALL EXCEPT       [   ]
                               If you do not wish your shares to be voted "FOR" a particular nominee, mark the "VOTE FOR ALL EXCEPT" box and strike a line through the name of each nominee for whom you are NOT voting. Your shares will be voted for the remaining nominees.

Proposal 2 To make changes to the Fund's fundamental investment policies:

         2(a)     To amend the Fund's fundamental investment policy regarding diversification
                                    FOR                                [   ]
                                    AGAINST                   [   ]
                                    ABSTAIN                   [   ]

         2(b) To amend the Fund's fundamental investment policy regarding borrowing money and issuing senior securities
                                    FOR                                [   ]
                                    AGAINST                   [   ]
                                    ABSTAIN                   [   ]

         2(c)     To amend the Fund's fundamental investment policy regarding investments in real estate
                                    FOR                                [   ]
                                    AGAINST                   [   ]
                                    ABSTAIN                   [   ]

         2(d)     To amend the Fund's fundamental investment policy regarding investments in commodities
                                    FOR                                [   ]
                                    AGAINST                   [   ]
                                    ABSTAIN                   [   ]

         2(e)     To amend the Fund's fundamental investment policy regarding underwriting securities
                                    FOR                                [   ]
                                    AGAINST                   [   ]
                                    ABSTAIN                   [   ]

         2(f)     To amend the Fund's fundamental investment policies regarding lending by the Fund
                                    FOR                                [   ]
                                    AGAINST                   [   ]
                                    ABSTAIN                   [   ]

         2(g) To amend the Fund's fundamental investment policy regarding concentration of the Fund's investments in the securities of companies in the same industry
                                    FOR                                [   ]
                                    AGAINST                   [   ]
                                    ABSTAIN                   [   ]

         2(h) To amend, and to make non-fundamental, the Fund's fundamental investment policy regarding buying securities on margin
                                    FOR                                [   ]
                                    AGAINST                   [   ]
                                    ABSTAIN                   [   ]

         2(i)     To amend,  and to make  non-fundamental,  the  Fund's
fundamental  investment  policy  regarding pledging assets
                                    FOR                                [   ]
                                    AGAINST                   [   ]
                                    ABSTAIN                   [   ]

Proposal 3        To eliminate the Fund's fundamental investment policy
regarding selling securities short
                                    FOR                                [   ]
                                    AGAINST                   [   ]
                                    ABSTAIN                   [   ]



                                                              YOUR VOTE IS
                                                              IMPORTANT Please
                                                              complete, sign and
                                                              return this card
                                                              as soon as
                                                              possible.



                                                              Dated


                                                              Signature


                                                        Signature (Joint Owners)


Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

                    You may also vote your shares by touchtone phone by calling 1-800-690-6903 or through the Internet at www.proxyvote.com

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Federated Quality Bond Fund II (the "Fund"), a portfolio of Federated Insurance Series (the "Trust"), hereby appoint Patricia F. Conner, Gail Cagney, William Haas, Suzanne W. Land and Ann M. Scanlon, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Meeting") to be held on November 15, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m. and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF FEDERATED INSURANCE SERIES. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

By checking the box "FOR" below, you will vote to approve each of the proposed items in this proxy, and to elect each of the nominees as Trustees of the Trust

                                    FOR                                [   ]

Proposal 1 To elect Thomas G. Bigley, Nicholas P. Constantakis, John F. Cunningham, Charles F. Mansfield, Jr., John E. Murray, Jr. and John S. Walsh as Trustees of the Trust

                                    FOR                                [   ]
                                    WITHHOLD AUTHORITY
                                    TO VOTE                   [   ]
                                    VOTE FOR ALL EXCEPT       [   ]
                               If you do not wish your shares to be voted "FOR" a particular nominee, mark the "VOTE FOR ALL EXCEPT" box and strike a line through the name of each nominee for whom you are NOT voting. Your shares will be voted for the remaining nominees.

Proposal 2 To make changes to the Fund's fundamental investment policies:

         2(a)     To amend the Fund's fundamental investment policy regarding diversification

                                    FOR                                [   ]
                                    AGAINST                   [   ]
                                    ABSTAIN                   [   ]

         2(b) To amend the Fund's fundamental investment policy regarding borrowing money and issuing senior securities
                                    FOR                                [   ]
                                    AGAINST                   [   ]
                                    ABSTAIN                   [   ]

         2(c)     To amend the Fund's fundamental investment policy regarding investments in real estate
                                    FOR                                [   ]
                                    AGAINST                   [   ]
                                    ABSTAIN                   [   ]

         2(d)     To amend the Fund's fundamental investment policy regarding investments in commodities
                                    FOR                                [   ]
                                    AGAINST                   [   ]
                                    ABSTAIN                   [   ]

         2(e)     To amend the Fund's fundamental investment policy regarding underwriting securities
                                    FOR                                [   ]
                                    AGAINST                   [   ]
                                    ABSTAIN                   [   ]

         2(f)     To amend the Fund's fundamental investment policy regarding lending by the Fund
                                    FOR                                [   ]
                                    AGAINST                   [   ]
                                    ABSTAIN                   [   ]

         2(g) To amend the Fund's fundamental investment policy regarding concentration of the Fund's investments in the securities of companies in the same industry
                                    FOR                                [   ]
                                    AGAINST                   [   ]
                                    ABSTAIN                   [   ]

         2(h) To amend, and to make non-fundamental, the Fund's fundamental investment policy regarding buying securities on margin
                                    FOR                                [   ]
                                    AGAINST                   [   ]
                                    ABSTAIN                   [   ]

         2(i)     To amend,  and to make  non-fundamental,  the  Fund's
fundamental  investment  policy  regarding pledging assets
                                    FOR                                [   ]
                                    AGAINST                   [   ]
                                    ABSTAIN                   [   ]

Proposal 3        To eliminate the Fund's fundamental investment policy
regarding selling securities short
                                    FOR                                [   ]
                                    AGAINST                   [   ]
                                    ABSTAIN                   [   ]



                                                              YOUR VOTE IS
                                                              IMPORTANT Please
                                                              complete, sign and
                                                              return this card
                                                              as soon as
                                                              possible.



                                                              Dated


                                                              Signature


                                                        Signature (Joint Owners)


Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

                    You may also vote your shares by touchtone phone by calling 1-800-690-6903 or through the Internet at www.proxyvote.com

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Federated Small Cap Strategies Fund II (the "Fund"), a portfolio of Federated Insurance Series (the "Trust"), hereby appoint Patricia F. Conner, Gail Cagney, William Haas, Suzanne W. Land and Ann M. Scanlon, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Meeting") to be held on November 15, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m. and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF FEDERATED INSURANCE SERIES. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

By checking the box "FOR" below, you will vote to approve each of the proposed items in this proxy, and to elect each of the nominees as Trustees of the Trust

                                    FOR                                [   ]

     Proposal 1 To elect Thomas G. Bigley, Nicholas P. Constantakis, John F. Cunningham, Charles F. Mansfield, Jr., John E. Murray, Jr. and John S. Walsh as Trustees of the Trust

                                    FOR                                [   ]
                                    WITHHOLD AUTHORITY
                                    TO VOTE                   [   ]
                                    VOTE FOR ALL EXCEPT       [   ]
                               If you do not wish your shares to be voted "FOR" a particular nominee, mark the "VOTE FOR ALL EXCEPT" box and strike a line through the name of each nominee for whom you are NOT voting. Your shares will be voted for the remaining nominees.

Proposal 2 To make changes to the Fund's fundamental investment policies:

         2(a)     To amend the Fund's fundamental investment policy regarding diversification
                                    FOR                                [   ]
                                    AGAINST                   [   ]
                                    ABSTAIN                   [   ]

         2(b) To amend the Fund's fundamental investment policy regarding borrowing money and issuing senior securities
                                    FOR                                [   ]
                                    AGAINST                   [   ]
                                    ABSTAIN                   [   ]

         2(c)     To amend the Fund's fundamental investment policy regarding investments in real estate
                                    FOR                                [   ]
                                    AGAINST                   [   ]
                                    ABSTAIN                   [   ]

         2(d)     To amend the Fund's fundamental investment policy regarding investments in commodities
                                    FOR                                [   ]
                                    AGAINST                   [   ]
                                    ABSTAIN                   [   ]

         2(e)     To amend the Fund's fundamental investment policy regarding underwriting securities
                                    FOR                                [   ]
                                    AGAINST                   [   ]
                                    ABSTAIN                   [   ]

         2(f)     To amend the Fund's fundamental investment policy regarding lending by the Fund
                                    FOR                                [   ]
                                    AGAINST                   [   ]
                                    ABSTAIN                   [   ]

         2(g) To amend the Fund's fundamental investment policy regarding concentration of the Fund's investments in the securities of companies in the same industry
                                    FOR                                [   ]
                                    AGAINST                   [   ]
                                    ABSTAIN                   [   ]

         2(h) To amend, and to make non-fundamental, the Fund's fundamental investment policy regarding buying securities on margin
                                    FOR                                [   ]
                                    AGAINST                   [   ]
                                    ABSTAIN                   [   ]

         2(i)     To amend,  and to make  non-fundamental,  the  Fund's
fundamental  investment  policy  regarding
                  pledging assets
                                    FOR                                [   ]
                                    AGAINST                   [   ]
                                    ABSTAIN                   [   ]

Proposal 3        To eliminate the Fund's fundamental investment policy
regarding selling securities short
                                    FOR                                [   ]
                                    AGAINST                   [   ]
                                    ABSTAIN                   [   ]



                                                              YOUR VOTE IS
                                                              IMPORTANT Please
                                                              complete, sign and
                                                              return this card
                                                              as soon as
                                                              possible.



                                                              Dated


                                                              Signature


                                                        Signature (Joint Owners)


Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

                    You may also vote your shares by touchtone phone by calling 1-800-690-6903 or through the Internet at www.proxyvote.com

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Federated Strategic Income Fund II (the "Fund"), a portfolio of Federated Insurance Series (the "Trust"), hereby appoint Patricia F. Conner, Gail Cagney, William Haas, Suzanne W. Land and Ann M. Scanlon, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Meeting") to be held on November 15, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m. and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF FEDERATED INSURANCE SERIES. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

By checking the box "FOR" below, you will vote to approve each of the proposed items in this proxy, and to elect each of the nominees as Trustees of the Trust

                                    FOR                                [   ]

Proposal 1 To elect Thomas G. Bigley, Nicholas P. Constantakis, John F. Cunningham, Charles F. Mansfield, Jr., John E. Murray, Jr. and John S. Walsh as Trustees of the Trust

                                    FOR                                [   ]
                                    WITHHOLD AUTHORITY
                                    TO VOTE                   [   ]
                                    VOTE FOR ALL EXCEPT       [   ]
                               If you do not wish your shares to be voted "FOR" a particular nominee, mark the "VOTE FOR ALL EXCEPT" box and strike a line through the name of each nominee for whom you are NOT voting. Your shares will be voted for the remaining nominees.

Proposal 2 To make changes to the Fund's fundamental investment policies:

         2(a)     To amend the Fund's fundamental investment policy regarding diversification
                                    FOR                                [   ]
                                    AGAINST                   [   ]
                                    ABSTAIN                   [   ]

         2(b) To amend the Fund's fundamental investment policy regarding borrowing money and issuing senior securities
                                    FOR                                [   ]
                                    AGAINST                   [   ]
                                    ABSTAIN                   [   ]

         2(c)     To amend the Fund's fundamental investment policy regarding investments in real estate
                                    FOR                                [   ]
                                    AGAINST                   [   ]
                                    ABSTAIN                   [   ]

         2(d)     To amend the Fund's fundamental investment policy regarding investments in commodities
                                    FOR                                [   ]
                                    AGAINST                   [   ]
                                    ABSTAIN                   [   ]

         2(e)     To amend the Fund's fundamental investment policy regarding underwriting securities
                                    FOR                                [   ]
                                    AGAINST                   [   ]
                                    ABSTAIN                   [   ]

         2(f)     To amend the Fund's fundamental investment policy regarding lending by the Fund
                                    FOR                                [   ]
                                    AGAINST                   [   ]
                                    ABSTAIN                   [   ]

         2(g) To amend the Fund's fundamental investment policy regarding concentration of the Fund's investments in the securities of companies in the same industry
                                    FOR                                [   ]
                                    AGAINST                   [   ]
                                    ABSTAIN                   [   ]

         2(h) To amend, and to make non-fundamental, the Fund's fundamental investment policy regarding buying securities on margin
                                    FOR                                [   ]
                                    AGAINST                   [   ]
                                    ABSTAIN                   [   ]

         2(i)     To amend,  and to make  non-fundamental,  the  Fund's
fundamental  investment  policy  regarding
                  pledging assets
                                    FOR                                [   ]
                                    AGAINST                   [   ]
                                    ABSTAIN                   [   ]

Proposal 3        To eliminate the Fund's fundamental investment policy
regarding selling securities short
                                    FOR                                [   ]
                                    AGAINST                   [   ]
                                    ABSTAIN                   [   ]



                                                              YOUR VOTE IS
                                                              IMPORTANT Please
                                                              complete, sign and
                                                              return this card
                                                              as soon as
                                                              possible.



                                                              Dated


                                                              Signature


                                                        Signature (Joint Owners)


Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

                    You may also vote your shares by touchtone phone by calling 1-800-690-6903 or through the Internet at www.proxyvote.com

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Federated Utility Fund II (the "Fund"), a portfolio of Federated Insurance Series (the "Trust"), hereby appoint Patricia F. Conner, Gail Cagney, William Haas, Suzanne W. Land and Ann M. Scanlon, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Meeting") to be held on November 15, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m. and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF FEDERATED INSURANCE SERIES. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

By checking the box "FOR" below, you will vote to approve each of the proposed items in this proxy, and to elect each of the nominees as Trustees of the Trust

                                    FOR                                [   ]

Proposal 1 To elect Thomas G. Bigley, Nicholas P. Constantakis, John F. Cunningham, Charles F. Mansfield, Jr., John E. Murray, Jr. and John S. Walsh as Trustees of the Trust

                                    FOR                                [   ]
                                    WITHHOLD AUTHORITY
                                    TO VOTE                   [   ]
                                    VOTE FOR ALL EXCEPT       [   ]
                               If you do not wish your shares to be voted "FOR" a particular nominee, mark the "VOTE FOR ALL EXCEPT" box and strike a line through the name of each nominee for whom you are NOT voting. Your shares will be voted for the remaining nominees.

Proposal 2 To make changes to the Fund's fundamental investment policies:

         2(a)     To amend the Fund's fundamental investment policy regarding diversification
                                    FOR                                [   ]
                                    AGAINST                   [   ]
                                    ABSTAIN                   [   ]

         2(b) To amend the Fund's fundamental investment policy regarding borrowing money and issuing senior securities
                                    FOR                                [   ]
                                    AGAINST                   [   ]
                                    ABSTAIN                   [   ]

         2(c)     To amend the Fund's fundamental investment policy regarding investments in real estate
                                    FOR                                [   ]
                                    AGAINST                   [   ]
                                    ABSTAIN                   [   ]

         2(d)     To amend the Fund's fundamental investment policy regarding investments in commodities
                                    FOR                                [   ]
                                    AGAINST                   [   ]
                                    ABSTAIN                   [   ]

         2(e)     To amend the Fund's fundamental investment policy regarding underwriting securities
                                    FOR                                [   ]
                                    AGAINST                   [   ]
                                    ABSTAIN                   [   ]

         2(f)     To amend the Fund's fundamental investment policies regarding lending by the Fund
                                    FOR                                [   ]
                                    AGAINST                   [   ]
                                    ABSTAIN                   [   ]

         2(g) To amend the Fund's fundamental investment policy regarding concentration of the Fund's investments in the securities of companies in the same industry
                                    FOR                                [   ]
                                    AGAINST                   [   ]
                                    ABSTAIN                   [   ]

         2(h) To amend, and to make non-fundamental, the Fund's fundamental investment policy regarding buying securities on margin
                                    FOR                                [   ]
                                    AGAINST                   [   ]
                                    ABSTAIN                   [   ]

         2(i)     To amend,  and to make  non-fundamental,  the  Fund's
fundamental  investment  policy  regarding
                  pledging assets
                                    FOR                                [   ]
                                    AGAINST                   [   ]
                                    ABSTAIN                   [   ]

Proposal 3        To eliminate the Fund's fundamental investment policy
regarding selling securities short
                                    FOR                                [   ]
                                    AGAINST                   [   ]
                                    ABSTAIN                   [   ]



                                                              YOUR VOTE IS
                                                              IMPORTANT Please
                                                              complete, sign and
                                                              return this card
                                                              as soon as
                                                              possible.



                                                              Dated


                                                              Signature


                                                        Signature (Joint Owners)


Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

                    You may also vote your shares by touchtone phone by calling 1-800-690-6903 or through the Internet at www.proxyvote.com